[FRONT COVER]

P H O E N I X
ANNUAL REPORT
                                                       NOVEMBER 30, 1996


Phoenix

Multi-Portfolio Fund

Annual Report


               |    Tax-Exempt Bond Portfolio
               |    Mid Cap Portfolio
               |    International Portfolio
               |    Real Estate Securities Portfolio
               |    Emerging Markets Bond Portfolio




-----------------------------------------------------------
MUTUAL FUNDS, ANNUITIES AND INSURANCE PRODUCTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
------------------------------------------------------------


[LOGOTYPE] PHOENIX
           DUFF & PHELPS

                   Table of Contents
                                                Page
The Tax-Exempt Bond Portfolio                      1

The Mid Cap Portfolio                              9

The International Portfolio                       16

The Real Estate Securities Portfolio              25

The Emerging Markets Bond Portfolio               32

Notes to Financial Statements                     39

PHOENIX TAX-EXEMPT BOND PORTFOLIO

MARKET AND PORTFOLIO REVIEW

Fund Description

   Phoenix Tax-Exempt Bond Portfolio invests in high-quality municipal securities and seeks to maximize both tax-exempt yield and after-tax total return. The Fund is well diversified geographically and stresses regions of the country with the most promising economic prospects.

Investment Environment

   Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in interest rates during this latest twelve-month reporting period. During December and January, the Federal Reserve cut the Fed Funds Rate in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Fed would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's condition. As more information became available, it became evident that the economy had grown robustly over the first half of 1996. During this period, interest rates were pushed higher as the financial markets had to consider the threat of future inflation.

   By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly more apparent and concerns over inflation declined. These signs of a slower economy allowed interest rates to fall for the remainder of the reporting period. In total, the yield on the bell weather 30-year Treasury bond ranged from as low as 5.95% to as high as 7.19% over the last twelve months. Despite all these market gyrations, the "long bond" finished the reporting period at 6.36% -- only 28 basis points higher than where it was one year ago.

   In the municipal market, lower-quality investment grade bonds ("BBB" and "A") outperformed higher-quality investment grade issues ("AA" and "AAA") over the last twelve months, as investors reached down the credit spectrum for higher yields. On the tax-reform front, the election results have calmed investor fears regarding any radical tax reform -- Bill Clinton was re-elected to another term and the Republicans maintained control of the Congress. Lastly, the limited supply of new tax-exempt issues was beneficial from a technical standpoint as demand for these securities continued to be strong.

Portfolio Review

   Despite a challenging bond market environment, the Fund posted solid gains over this latest reporting cycle. For the twelve-month period ended November 30, 1996, class A shares provided a total return of 4.30% and class B shares returned 3.60%. These results trailed the Lehman Brothers Municipal Bond Index, which returned 5.89% over the same period. All of these returns assume reinvestment of any distributions, but exclude the effect of sales charges.

   The Fund's focus on higher-quality credits held back performance during this latest fiscal reporting period. Despite the relative underperformance of top-tier investment-grade bonds, we continue to believe that the ongoing fiscal problems of many municipalities warrants a high-quality portfolio. Additionally, credit quality spreads remain narrow, making this an unfavorable environment to take municipal credit risk. As of November 30, 1996, 51% of the portfolio's assets were rated "AA" or higher, with maturities ranging from intermediate to long.

Outlook

   Moving forward, we believe that the outlook for the municipal bond market and our Fund appears favorable. At current rate levels, demand for tax-exempt securities from individuals should be strong as we head into tax season in the first quarter of 1997. Additionally, increasing investor caution regarding aggressive equity market valuations may lead to a reallocation of some funds into tax-exempt securities.

   In terms of geographic distribution, the Fund is currently emphasizing the mid-atlantic, midwest and oil patch states which look attractive from both an economic and fiscal perspective. Although the U.S. economy appears to be in excellent health, a number of states and municipalities continue to experience fiscal difficulties, making issuer selection a critical factor for success. As always, we will continue to focus on high credit quality assets for the Fund and carefully monitor the market for attractive investment opportunities.

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------
[LINE CHART]
                Lehman           Phoenix
                Brothers         Tax-Exempt
                Municipal         Bond Portfolio
                Bond Index*       -- Class A

7/15/88           10000              9525
11/30/88          10341              9924
11/30/89          11479             11128
11/30/90          12362             11850
11/30/91          13632             12954
11/30/92          15000             14498
11/30/93          16661             16353
11/30/94          15786             15118
11/30/95          18770             18122
11/30/96          19875             18903

[/LINE CHART]

Average Annual Total Returns
for Periods Ending 11/30/96

                                                From Inception  From Inception
                                                  7/15/88 to      3/16/94 to
                            1 Year     5 Years     11/30/96        11/30/96
--------------------------------------------------------------------------------
Class A with 4.75% sales
  charge                    -0.66%       6.81%       7.89%         --
--------------------------------------------------------------------------------
Class A at net asset value   4.30%       7.85%       8.52%         --
--------------------------------------------------------------------------------
Class B with CDSC           -0.35%      --          --              4.42%
--------------------------------------------------------------------------------
Class B at net asset value   3.60%      --          --              5.44%
--------------------------------------------------------------------------------
Lehman Brothers
  Municipal Bond Index*      5.89%       7.83%       8.49 %**       6.38%***
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 7/15/88 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 3/16/94) for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Lehman Brothers Municipal Bond Index is an unmanaged but commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.

 **Index information from 6/30/88 to 11/30/96.

***Index information from 2/28/94 to 11/30/96.

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------

                       INVESTMENTS AT NOVEMBER 30, 1996

                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)        VALUE
                                      ------------  --------  ---------------
MUNICIPAL TAX-EXEMPT BONDS--96.8%
Alabama--0.7%
 Alabama Housing Finance Authority
  6.50%, '17                            Aaa(b)      $  970    $    999,866
                                                                 ---------
Alaska--0.9%
 Valdez Marine Terminal Revenue 7%,
  '25                                   AA           1,125       1,221,064
                                                                 ---------
Arizona--0.8%
 Pima County 6.75%, '15                 AAA            540         588,989
 Pima County Prerefunded 6.75%, '15     AAA            460         511,129
                                                                 ---------
                                                                 1,100,118
                                                                 ---------
Arkansas--1.4%
 Drew County 7.90%, '11                 Aaa(b)         406         438,666
 Jacksonville Housing 7.90%, '11        Aaa(b)         604         658,137
 Lonoke County Residential Housing
  7.90%, '11                            Aaa(b)         594         651,580
 Stuttgart Revenue 7.90%, '11           Aaa(b)         283         300,719
                                                                 ---------
                                                                 2,049,102
                                                                 ---------
California--8.1%
 California HFA Mortgage 7.75%, '17     AA-            270         285,484
 Pittsburg Redevelopment Series A
  4.625%, '21                           AAA          1,650       1,438,107
 Riverside County 8.625%, '16 (d)       AAA          4,300       5,667,830
 University of California Series C
  5.125%, '18                           AAA          4,300       4,101,641
                                                                 ---------
                                                                11,493,062
                                                                 ---------
Colorado--2.0%
 Arapahoe County Hwy Revenue 6.90%,
  '15                                   Baa(b)       2,500       2,767,500
                                                                 ---------
Connecticut--2.0%
 Mashantucket Pequot Tribe 144A
  6.50%, '05 (e)                        BBB          1,700       1,788,162
 Mashantucket Pequot Tribe 144A
  6.50%, '06 (e)                        BBB          1,000       1,048,920
                                                                 ---------
                                                                 2,837,082
                                                                 ---------
Florida--1.2%
 Martin County Indl. Cogeneration
  7.875%, '25                           BBB-         1,500       1,722,150
                                                                 ---------
Georgia--2.2%
 Fulton County Water and Sewer
  6.375%, '14                           AAA          1,000       1,123,320
 Georgia Electric Authority Series Z
  5.50%, '20                            AAA          2,000       2,028,900
                                                                 ---------
                                                                 3,152,220
                                                                 ---------
Illinois--6.0%
 Chicago Board of Education 6%, '20     AAA            500         537,340
 Chicago O'Hare International Airport
  8.85%, '18                            BB             890       1,009,687
 Chicago PCR (Peoples Light & Gas)
  7.50%, '15                            AA-          1,000       1,090,260
 Illinois Development Finance
  Authority 7.60%, '13 (d)              AA           2,000       2,202,880
 Illinois Health Facilities Authority
  7%, '08                               AAA          1,100       1,265,352
 Illinois Housing Development
  Authority Residual Series A 7%, '17   A+             780         803,135
 Metro Pier & Exposition 0%,
  '07 (c)                               Aaa(b)       1,470       1,589,599
 Metro Pier & Exposition 0%,
  '07 (c)                               Aaa(b)          30          31,889
                                                                 ---------
                                                                 8,530,142
                                                                 ---------
Indiana--2.1%
 Indianapolis Public Imp. 0%, '03       A(b)         2,500       1,863,200
 Indianapolis Public Imp. 0%, '05       Aa(b)        1,765       1,159,781
                                                                 ---------
                                                                 3,022,981
                                                                 ---------
Kentucky--2.6%
 Greater Kentucky Housing Assistance
  7.125%, '24                           AA-          1,000       1,050,070
 Kentucky Turnpike Authority 0%, '10    AAA          3,300       1,650,528
 Perry County Solid Waste Disposal
  Revenue 7%, '24                       NR           1,000       1,041,120
                                                                 ---------
                                                                 3,741,718
                                                                 ---------
Louisiana--1.9%
 East Baton Rouge Parish Series ST-A
  4.90%, '16                            AAA          1,000         921,480
 St. Charles Parish Revenue 7.50%,
  '21                                   AAA          1,250       1,383,188
 St. Mary Public Authority 7.625%,
  '12                                   Aaa(b)         163         176,090
 St. Tammany Public Authority 7%, '02   Aaa(b)         162         168,589
                                                                 ---------
                                                                 2,649,347
                                                                 ---------
Maryland--0.4%
 Baltimore G.O. 7%, '09                 AAA            500         591,700
                                                                 ---------
                      See Notes to Financial Statements

                                                                             3

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------
                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)        VALUE
                                      ------------  --------  ---------------

Massachusetts--6.6%
 Massachusetts Bay Transportation
  Authority 5.80%, '11                  A+          $2,000    $  2,116,560
 Massachusetts Bay Transportation
  Authority Series B 6.20%, '16         A+           1,000       1,101,300
 Massachusetts Indl. Fin. Agency 0%,
  '05                                   A            1,100         703,296
 Massachusetts State Health
  & Education Revenue
  3.10%, '13 (c)                        AAA          6,000       4,799,820
 Massachusetts State Series B 7%, '09   AAA            500         594,345
                                                                 ---------
                                                                 9,315,321
                                                                 ---------
Michigan--2.1%
 Western Townships Sewage Authority
  8.20%, '18                            BBB+         1,500       1,631,355
 Western Townships Sewage Authority
  6.50%, '19                            AAA          1,200       1,267,380
                                                                 ---------
                                                                 2,898,735
                                                                 ---------
Mississippi--1.2%
 Lowndes County Waste Disposal 6.80%,
  '22                                   A            1,450       1,678,027
                                                                 ---------
Nebraska--1.1%
 Nebraska Higher Education 6.70%, '02   A(b)         1,500       1,590,210
                                                                 ---------
Nevada--1.1%
 Clark County School District Series
  A 0%, '03                             AAA          2,000       1,484,320
                                                                 ---------
New Jersey--1.7%
 Atlantic City Improvement Authority
  8.875%, '10                           NR           1,000       1,096,490
 Camden County Municipal Utility 0%,
  '11                                   AAA          3,000       1,296,960
                                                                 ---------
                                                                 2,393,450
                                                                 ---------
New York--11.8%
 Erie County Water Authority 0%, '17    AAA            550         122,095
 New York City University Dormitory
  6.375%, '08                           BBB          1,000       1,056,770
 Niagara Falls 5.25%, '15               AAA          4,000       3,999,440
 Port Authority Revenue 6.75%, '11      NR           3,000       3,125,070
 Port Authority Revenue 6.125%, '94     AA-          5,000       5,374,500
 Triborough Bridge & Tunnel 6.625%,
  '12                                   A+             750         866,595
 Triborough Bridge & Tunnel 4.75%,
  '14                                   A+           2,250       2,128,545
                                                                 ---------
                                                                16,673,015
                                                                 ---------
North Carolina--1.1%
 North Carolina Municipal Power 6%,
  '09                                   AAA          1,385       1,503,681
                                                                 ---------
Pennsylvania--14.7%
 Pennsylvania Economic Development
  Series D 7.05%, '10                   BBB-         2,000       2,098,900
 Pennsylvania Economic Development
  9.25%, '22                            NR           6,000       5,677,980
 Pennsylvania Finance Authority
  6.60%, '09                            A            4,000       4,235,600
 Pennsylvania Financial Development
  6.75%, '07                            NR           3,000       3,096,390
 Pennsylvania Financial Development
  6.40%, '09                            NR           5,000       4,993,950
 Pittsburgh G.O. Series C 0%, '04       AAA          1,025         709,228
                                                                 ---------
                                                                20,812,048
                                                                 ---------
Tennessee--1.1%
 Met. Gov't Tennessee Health &
  Educational Facilities Board 6%,
  '16                                   AAA          1,500       1,620,780
                                                                 ---------
Texas--8.8%
 Alliance Airport Authority 7%, '11     BB+          1,100       1,231,780
 Austin Convention Center 8.25%, '14    AAA(b)         980       1,106,253
 Brazos River Authority 7.75%, '15      A-             750         804,225
 Brazos River Authority 7.625%, '19     A-           1,000       1,087,090
 Colorado River Water District 8.25%,
  '15                                   NR             540         616,756
 Harris County Toll Road Multimode
  8.125%, '17                           AAA            700         754,684
 La Vernia School District 5%, '22      AAA          1,125       1,048,118
 San Antonio Texas Electric & Gas 5%,
  '12                                   AA           2,000       1,947,560
 Texas State Technical College 6.25%,
  '09                                   AAA          1,250       1,386,125
 Texas Turnpike Authority 5%, '25       AAA          1,500       1,401,570
 Texas Water Resources Finance Agency
  7.625%, '08                           A              995       1,069,386
                                                                 ---------
                                                                12,453,547
                                                                 ---------
Utah--1.7%
 Intermountain Power Agency Series B
  7%, '21                               A+           1,250       1,331,338
 Intermountain Power Agency Series B
  7.50%, '21                            A+           1,000       1,061,980
                                                                 ---------
                                                                 2,393,318
                      See Notes to Financial Statements

4

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------
                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)        VALUE
                                      ------------  --------  ---------------

Virginia--4.4%
 Pittsylvania County Revenue Series A
  7.30%, '04                            NR          $1,000    $  1,037,630
 Pittsylvania County Revenue Series A
  7.45%, '09                            NR           3,000       3,159,690
 Upper Occoquan Sewer Authority
  5.15%, '20                            AAA          2,000       1,965,220
                                                                 ---------
                                                                 6,162,540
                                                                 ---------
Washington--1.3%
 Walla Walla Waste Recycling Revenue
  9.125%, '26                           NR           2,000       1,865,480
                                                                 ---------
West Virginia--2.2%
 Upshur Solid Waste Revenue 7%, '25     NR           2,000       2,089,360
 West Virginia Housing Development
  Fund 6.625%, '20                      AA           1,000       1,001,770
                                                                 ---------
                                                                 3,091,130
                                                                 ---------
Wisconsin--0.9%
 Wisconsin Clean Water Revenue
  6.875%, '11                           AA             750         868,215
 Wisconsin Housing & Development
  Authority 7.375%, '17                 A+             335         345,164
                                                                 ---------
                                                                 1,213,379
                                                                 ---------
Wyoming--0.5%
 Wyoming Community Development
  Authority 7.875%, '18                 AA             625         651,356
                                                                 ---------
Other Territories--2.2%
 Puerto Rico Commonwealth Aqueduct &
  Sewer 7.875%, '17                     AAA            500         541,070
 Puerto Rico Commonwealth Highway
  Revenue Series V 6.625%, '12          A            2,400       2,571,912
                                                                 ---------
                                                                 3,112,982
                                                                 ---------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
 (Identified cost $130,596,377)                                136,791,371
                                                                 ---------
SHORT-TERM OBLIGATIONS--1.5%
Commercial Paper--1.5%
 CIESCO 5.40%, 12-2-96                               2,160       2,159,676
                                                                 ---------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $2,159,676)                                    2,159,676
                                                                 ---------
TOTAL INVESTMENTS--98.3%
 (Identified cost $132,756,053)                                138,951,047(a)
 Cash and receivables, less liabilities--1.7%                    2,368,593
                                                                 ---------
NET ASSETS--100.0%                                            $141,319,640
                                                                 =========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,417,371 and gross depreciation of $2,170,887 for income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $132,704,563.
(b) As rated by Moody's, Fitch, or Duff & Phelp's.
(c) Variable or step coupon bond; interest rate reflects the rate currently in effect.
(d) Segregated as collateral for futures contracts.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996, these securities amount to a value of $2,837,082 or 2.0% of net assets.

                      See Notes to Financial Statements

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $132,756,053)                              $138,951,047
Cash                                                                46,426
Receivables
 Interest                                                        2,668,556
 Fund shares sold                                                   11,862
                                                               -----------
  Total assets                                                 141,677,891
                                                               -----------

Liabilities
Payables
 Dividend distributions                                            140,857
 Fund shares repurchased                                            18,566
 Variation margin for futures contracts                             18,125
 Investment advisory fee                                            52,086
 Distribution fee                                                   31,847
 Transfer agent fee                                                 24,049
 Trustees' fee                                                      11,197
 Financial agent fee                                                 3,472
Accrued expenses                                                    58,052
                                                               -----------
  Total liabilities                                                358,251
                                                               -----------
Net Assets                                                    $141,319,640
                                                               ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $133,392,611
Distributions in excess of net investment income                  (117,605)
Accumulated net realized gain                                    1,867,140
Net unrealized appreciation                                      6,177,494
                                                               -----------
Net Assets                                                    $141,319,640
                                                               ===========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $136,558,079)             12,110,521

Net asset value per share                                           $11.28
Offering price per share
  $11.28/(1-4.75%)                                                  $11.84

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,761,561)                  420,739

Net asset value and offering price per share                        $11.32

                           STATEMENT OF OPERATIONS
                         YEAR ENDED NOVEMBER 30, 1996

 Investment Income
Interest                                                       $9,145,280
                                                              -----------
   Total investment income                                      9,145,280
                                                              -----------

Expenses
Investment advisory fee                                           646,989
Distribution fee--Class A                                         349,074
Distribution fee--Class B                                          41,458
Financial agent fee                                                43,133
Transfer agent                                                    159,941
Professional                                                       43,923
Printing                                                           33,814
Registration                                                       32,713
Trustees                                                           20,461
Custodian                                                          15,963
Miscellaneous                                                       1,515
                                                              -----------
   Total expenses                                               1,388,984
                                                              -----------
Net investment income                                           7,756,296
                                                              -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                   981,871
Net realized gain on futures contracts                            688,262
Net change in unrealized appreciation (depreciation) on
  investments                                                  (3,275,493)
                                                              -----------

Net loss on investments                                        (1,605,360)
                                                              -----------
Net increase in net assets resulting from operations           $6,150,936
                                                              ===========

                      See Notes to Financial Statements

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year                Year
                                                      Ended              Ended
                                                November 30, 1996  November 30, 1995
                                                ------------------ ------------------
From Operations
 Net investment income                              $7,756,296          $8,381,854
 Net realized gain                                   1,670,133             457,881
 Net change in unrealized appreciation
  (depreciation)                                    (3,275,493)         18,057,793
                                                    -----------        -----------
 Increase in net assets resulting from
  operations                                         6,150,936          26,897,528
                                                    -----------        -----------
From Distributions to Shareholders
 Net investment income--Class A                     (7,504,351)         (8,208,943)
 Net investment income--Class B                       (191,960)            (99,894)
 Distributions in excess of net investment
  income--Class A                                           --             (45,855)
 Distributions in excess of net investment
  income--Class B                                           --                (558)
 Net realized gains--Class A                                --            (482,063)
 Net realized gains--Class B                                --              (4,381)
                                                    -----------        -----------
 Decrease in net assets from distributions to
  shareholders                                      (7,696,311)         (8,841,694)
                                                    -----------        -----------
From Share Transactions
Class A
 Proceeds from sales of shares (7,599,558 and
  2,629,097 shares, respectively)                   84,574,148          29,051,453
 Net asset value of shares issued from
  reinvestment of distributions (371,771 and
  460,362 shares, respectively)                      4,153,807           4,987,475
 Cost of shares repurchased (8,830,124 and
  4,162,067 shares, respectively)                  (98,463,997)        (45,663,425)
                                                    -----------        -----------
   Total                                            (9,736,042)        (11,624,497)
                                                    -----------        -----------
Class B
 Proceeds from sales of shares (197,502 and
  166,058 shares, respectively)                      2,219,054           1,813,528
 Net asset value of shares issued from
  reinvestment of distributions (10,179 and
  5,729, respectively)                                 113,899              62,670
 Cost of shares repurchased (61,609 and 10,452
  shares, respectively)                               (695,116)           (114,346)
                                                    -----------        -----------
   Total                                             1,637,837           1,761,852
                                                    -----------        -----------
 Decrease in net assets from share
  transactions                                      (8,098,205)         (9,862,645)
                                                    -----------        -----------
 Net increase (decrease) in net assets              (9,643,580)          8,193,189
Net Assets
 Beginning of period                               150,963,220         142,770,031
                                                    -----------        -----------
 End of period (including distributions in
  excess of net investment income of
  ($117,605) and ($130,874), respectively)        $141,319,640        $150,963,220
                                                    ===========        ===========

                                        See Notes to Financial Statements

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                      Class A
                                             ---------------------------------------------------------
                                                              Year Ended November 30,
                                                1996        1995        1994       1993        1992
                                            ----------- ----------- ----------- ----------- ----------
Net asset value, beginning of period            $11.40      $10.09      $11.58     $11.10     $10.66
Income from investment operations
 Net investment income                            0.60        0.61        0.65       0.60(4)    0.66(4)
 Net realized and unrealized gain (loss)         (0.12)       1.34       (1.49)      0.76       0.57
                                               --------   --------    --------    --------   --------
  Total from investment operations                0.48        1.95       (0.84)      1.36       1.23
                                               --------   --------    --------    --------   --------
Less distributions
 Dividends from net investment income            (0.60)      (0.61)      (0.65)     (0.60)     (0.66)
 Dividends from net realized gains                  --       (0.03)         --      (0.28)     (0.13)
                                               --------   --------    --------    --------   --------
  Total distributions                            (0.60)      (0.64)      (0.65)     (0.88)     (0.79)
                                               --------   --------    --------    --------   --------
Change in net asset value                        (0.12)       1.31       (1.49)      0.48       0.44
                                               --------   --------    --------    --------   --------
Net asset value, end of period                  $11.28      $11.40      $10.09     $11.58     $11.10
                                               ========   ========    ========    ========   ========
Total return(1)                                   4.30%      19.87%      -7.55%     12.79%     11.92%
Ratios/supplemental data:
Net assets, end of period (thousands)         $136,558    $147,821    $141,623   $171,272    $35,625
Ratio to average net assets of:
 Operating expenses                               0.94%       0.97%       0.96%      0.75%      0.78%
 Net investment income                            5.42%       5.65%       5.65%      5.33%      5.92%
Portfolio turnover                                  27%         25%         54%        62%       145%

                                                         Class B
                                             --------------------------------
                                                                     From
                                          Year Ended November 30, Inception
                                                                  3/16/94 to
                                               1996      1995      11/30/94
                                             --------  --------  -------------
Net asset value, beginning of period          $11.44    $10.12      $11.21
Income from investment operations
 Net investment income                          0.52      0.53        0.39
 Net realized and unrealized gain (loss)       (0.12)     1.35       (1.09)
                                             --------  --------    --------
  Total from investment operations              0.40      1.88       (0.70)
                                             --------  --------    --------
Less distributions
 Dividends from net investment income          (0.52)    (0.53)      (0.39)
 Dividends from net realized gains                --     (0.03)         --
                                             --------  --------    --------
  Total distributions                          (0.52)    (0.56)      (0.39)
                                             --------  --------    --------
Change in net asset value                      (0.12)     1.32       (1.09)
                                             --------  --------    --------
Net asset value, end of period                $11.32    $11.44      $10.12
                                             ========  ========    ========
Total return(1)                                 3.60%    19.07%      -6.42%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)         $4,762    $3,142      $1,147
Ratio to average net assets of:
 Operating expenses                             1.69%     1.72%       1.54%(2)
 Net investment income                          4.68%     4.90%       5.07%(2)
Portfolio turnover                                27%       25%         54%


(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.04, respectively.


                      See Notes to Financial Statements

PHOENIX MID CAP PORTFOLIO

Fund Description

  Phoenix Mid Cap Portfolio invests primarily in common stocks of medium-size U.S. companies which have the potential to provide long-term capital appreciation. More specifically, at least 65% of the Fund's total assets are invested in stocks which range in market capitalization from $1 billion to $10 billion.

Investment Environment

  Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market -- a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by market capitalization, large company stocks outperformed small- and mid-cap issues by wide margins during the fiscal year ended November 30, 1996.

Portfolio Review

  Aided by this long bull market, Phoenix Mid Cap Portfolio posted double digit gains over this latest reporting cycle. For the twelve months ended November 30, 1996, the Fund's class A shares provided a total return of 13.52% and class B shares returned 12.75%. Despite the solid results, the Fund trailed the Standard & Poor's MidCap 400 Index, which returned 18.77% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  Please note that this Fund has changed its market benchmark from the Standard & Poor's 500, an Index consisting primarily of large capitalization stocks, to that of the Standard & Poor's MidCap 400 Index. We believe that the S&P MidCap 400 Index, which is composed of medium-size companies with market capitalizations between $300 million and $5 billion, is more indicative of the type of stocks that are typically held in this Fund.

  During the fiscal year, Fund performance benefited from our strong stock selection in the energy and capital goods sectors as well as the portfolio's significant exposure to the solidly performing technology group. Individual stocks which provided impressive gains for the Fund included ENSCO International, Altera, Teleport Communications and OrNda Healthcorp. Negative contributors to performance over this same period included some of our health care and consumer cyclical holdings as well as the portfolio's underweighted positions in the consumer staples and financial sectors.

Outlook

  As we move closer to 1997, we continue to find investment opportunities in this extended bull market. Given this current environment of moderate economic growth and low inflation expectations, we are focusing on such compelling investment themes as Next Generation Semiconductors (technology), 21st Century Medicine (health care) and Energy Technology (energy). With the recent relative underperformance of smaller company stocks, we are also scouring this segment of the market for high-growth companies selling at attractive valuations. As of November 30, 1996, the Fund's asset allocation mix was 86% equities and 14% cash equivalents.

*Standard & Poor's MidCap 400 Index consists of 400 domestic stocks chosen for the market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

Mid Cap Portfolio

[LINE CHART]
               Phoenix
               Mid Cap                                              S&P
               Portfolio                                            Mid Cap
               --Class A                 S&P 500**                  400*
               ----------                ---------                  -------
11/1/89            9525                     10000                   10000
11/30/89           9800                     10206                   10221
11/30/90          11491                      9841                    9493
11/30/91          16177                     11849                   13482
11/30/92          18837                     14035                   16324
11/30/93          20521                     15450                   18373
11/30/94          20733                     15617                   18369
11/30/95          26511                     21396                   24335
11/30/96          30095                     27390                   28903

[/LINE CHART]

Average Annual Total Returns
for Periods Ending 11/30/96

                                                         From Inception   From Inception
                                                           11/1/89 to       7/18/94 to
                                     1 Year   5 Years       11/30/96         11/30/96
 ---------------------------------  --------  --------- ----------------  ----------------
Class A with 4.75% sales charge       8.12%    12.12%        16.84%           --
 ---------------------------------   -------   --------   --------------  ---------------
Class A at net asset value           13.52%    13.22%        17.65%           --
 ---------------------------------   -------   --------   --------------  ---------------
Class B with CDSC                     8.85%    --            --               16.10%
 ---------------------------------   -------   --------   --------------  ---------------
Class B at net asset value           12.75%    --            --               17.13%
 ---------------------------------   -------   --------   --------------  ---------------
S&P MidCap 400*                      18.77%    16.48%        16.16%           19.61%
 ---------------------------------   -------   --------   --------------  ---------------
S&P 500 Stock Index**                28.02%    18.25%        15.28 %          21.24%
 ---------------------------------   -------   --------   --------------  ---------------

This chart assumes an initial gross investment of $10,000 made on 11/1/89 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/18/94) for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 *The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion. Performance is calculated on a total return basis, as reported by Frank Russell Co. The S&P 400's performance does not reflect sales charges.

**The S&P 500 Stock Index is an unmanaged but commonly used measure of stock return performance. The S&P 500's performance does not reflect sales charges.

Mid Cap Portfolio

                       INVESTMENTS AT NOVEMBER 30, 1996

                                                      SHARES        VALUE
COMMON STOCKS--85.1%                               -----------  -------------
Airlines--0.5%
 Southwest Airlines Co.                               100,000    $ 2,475,000
                                                                 -----------
Banks--4.1%
 Fleet Financial Group, Inc.                          190,000     10,521,250
 Republic New York Corp.                              100,000      8,825,000
                                                                 -----------
                                                                  19,346,250
                                                                 -----------
Computer Software & Services--9.2%
 Netscape Communications Corp. (b)                    150,000      8,381,250
 Network General Corp. (b)                            300,000      7,256,250
 Parametric Technology Corp. (b)                      150,000      8,156,250
 Peoplesoft, Inc. (b)                                  90,000      8,235,000
 Rogue Wave Software, Inc. (b)                         20,000        257,500
 Security Dynamics Technologies, Inc. (b)             160,000      6,580,000
 Shiva Corp. (b)                                      100,000      4,125,000
                                                                 -----------
                                                                  42,991,250
                                                                 -----------
Diversified Financial Services--3.0%
 Associates First Capital Corp. Class A               110,000      5,321,250
 First USA, Inc.                                      260,000      8,547,500
                                                                -----------
                                                                  13,868,750
                                                                 -----------
Diversified Miscellaneous--0.9%
 Central Garden & Pet Company (b)                     185,000      4,000,625
                                                                 -----------
Electrical Equipment--1.8%
 General Signal Corp.                                 150,000      6,468,750
 Grainger (W.W.), Inc.                                 25,000      1,987,500
                                                                 -----------
                                                                   8,456,250
                                                                 -----------
Electronics--7.9%
 Altera Corp. (b)                                      49,000      3,699,500
 Analog Devices, Inc. (b)                             112,000      3,598,000
 C-Cube Microsystems, Inc. (b)                        125,000      5,453,125
 Linear Technology Corp.                               86,000      4,052,750
 LSI Logic Corp. (b)                                  240,000      7,230,000
 Maxim Integrated Products, Inc. (b)                   82,000      3,802,750
 Microchip Technology, Inc. (b)                        70,000      3,342,500
 S3, Inc. (b)                                         150,000      2,550,000
 Xilinx, Inc. (b)                                      80,000      3,510,000
                                                                 -----------
                                                                  37,238,625
                                                                 -----------
Food--1.4%
 Interstate Bakeries Corp.                            150,000      6,768,750
                                                                 -----------
Healthcare--Diversified--1.5%
 Warner-Lambert Co.                                   100,000      7,150,000
                                                                 -----------
Healthcare--Drugs--1.7%
 Genetics Institute, Inc. (b)                          50,000      3,400,000
 Genzyme Corp. (b)                                    200,000      4,550,000
                                                                 -----------
                                                                   7,950,000
                                                                 -----------
Hospital Management Services--4.9%
 Health Management Association, Inc. Class A (b)      221,000      4,889,625
 HEALTHSOUTH Corp. (b)                                155,000      5,831,875
 PhyCor, Inc. (b)                                     240,000      7,755,000
 Tenet Healthcare Corp. (b)                           200,000      4,475,000
                                                                 -----------
                                                                  22,951,500
                                                                 -----------
Insurance--3.3%
 Ace Ltd.                                             165,000      9,549,375
 Travelers/Aetna Property Casualty Corp.              165,000      5,692,500
                                                                 -----------
                                                                  15,241,875
                                                                 -----------
Lodging & Restaurants--2.9%
 Boston Chicken (b)                                   250,000      9,687,500
 Lone Star Steakhouse & Saloon (b)                    140,000      4,007,500
                                                                 -----------
                                                                  13,695,000
                                                                 -----------
Medical Products & Supplies--2.5%
 Boston Scientific Corp. (b)                          100,000      5,837,500
 OrNda HealthCorp (b)                                 200,000      5,825,000
                                                                 -----------
                                                                  11,662,500
                                                                 -----------
Metals & Mining--1.6%
 Phelps Dodge Corp.                                   100,000      7,262,500
                                                                 -----------
Natural Gas--2.6%
 Columbia Gas System, Inc.                             75,000      4,846,875
 Consolidated Natural Gas Co.                          80,000      4,570,000
 UtiliCorp United, Inc.                               100,000      2,687,500
                                                                 -----------
                                                                  12,104,375
                                                                 -----------
Oil Service & Equipment--11.5%
 BJ Services Co. (b)                                  165,000      7,878,750
 Diamond Offshore Drilling (b)                         10,000        637,500
 ENSCO International, Inc. (b)                        180,000      7,897,500
 Global Marine, Inc. (b)                              375,000      7,312,500
 Halliburton Co.                                       10,000        602,500
 Reading & Bates Corp. (b)                            220,000      6,380,000
 Rowan Companies, Inc. (b)                            300,000      7,087,500
 Smith International, Inc. (b)                        100,000      4,087,500
 Tidewater, Inc.                                      140,000      6,125,000
 Transocean Offshore, Inc.                            100,000      6,025,000
                                                                 -----------
                                                                  54,033,750
                                                                 -----------
Retail--3.4%
 Office Depot, Inc. (b)                               225,000      4,387,500
 Staples, Inc. (b)                                    300,000      5,925,000
 Toys "R" Us, Inc. (b)                                170,000      5,865,000
                                                                 -----------
                                                                  16,177,500
                                                                 -----------
Retail--Food--4.2%
 Albertson's, Inc.                                    200,000      6,975,000
 American Stores Co.                                  130,000      5,183,750
 Safeway, Inc. (b)                                    185,000      7,515,625
                                                                 -----------
                                                                  19,674,375
                                                                 -----------
Telecommunications Equipment--7.6%
 Ascend Communications, Inc. (b)                      120,000      8,535,000
 LCI International, Inc. (b)                          215,000      7,014,375
 Panamsat Corp. (b)                                   245,000      7,043,750
 Premisys Communications, Inc. (b)                    135,000      6,969,375
 Teleport Communications Group, Inc. Class A (b)      180,000      5,962,500
                                                                 -----------
                                                                  35,525,000
                                                                 -----------

                      See Notes to Financial Statements

Mid Cap Portfolio

                                      SHARES       VALUE
                                     ---------  --------------
Textile & Apparel--6.5%
 Jones Apparel Group, Inc. (b)       280,000    $  8,610,000
 Liz Claiborne, Inc.                 250,000      10,593,750
 Nautica Enterprises, Inc. (b)       180,000       5,760,000
 Tommy Hilfiger Corp. (b)            100,000       5,400,000
                                                ------------
                                                  30,363,750
                                                ------------
Utility--Electric--2.1%
 FPL Group, Inc.                      70,000       3,228,750
 Public Service Co. of Colorado      100,000       3,900,000
 Sierra Pacific Resources            100,000       2,862,500
                                                ------------
                                                   9,991,250
                                                ------------
TOTAL COMMON STOCKS
 (Identified cost $338,271,185)                  398,928,875
                                                ------------
WARRANTS--1.3%
Electronics--1.3%
 Intel Corp. Warrants (b)             70,000       6,142,500
                                                ------------
TOTAL WARRANTS
 (Identified cost $3,145,660)                      6,142,500
                                                ------------
TOTAL LONG-TERM INVESTMENTS--86.4%
 (Identified cost $341,416,845)                  405,071,375
                                                ------------

                                        STANDARD
                                        & POOR'S       PAR
                                         RATING       VALUE
                                       (Unaudited)    (000)        VALUE
                                       ------------   -------  ---------------
SHORT-TERM OBLIGATIONS--16.5%
Commercial Paper--10.7%
 Receivables Capital Corp.
  5.29%, 12-2-96                         A-1          $5,000      4,999,265
 Abbott Laboratories 5.25%,
  12-4-96                                A-1+          3,000      2,998,688
 Pfizer, Inc. 5.24%, 12-9-96             A-1+          5,000      4,994,178
 Exxon Imperial U.S., Inc.
  5.23%, 12-11-96                        A-1+          2,500      2,496,368

                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)        VALUE
                                       ------------  --------  ---------------
Commercial Paper--continued
 AlliedSignal, Inc. 5.25%, 12-13-96      A-1         $5,000    $  4,991,250
 General Electric Capital Corp. 5.25%,
  12-18-96                               A-1+         7,292       7,292,000
 Schering Corp. 5.25%, 12-18-96          A-1+         4,120       4,109,786
 Ameritech Capital Funding Corp.
  5.25%, 12-23-96                        A-1+         4,960       4,944,087
 Kellogg Co. 5.26%, 12-23-96             A-1+         4,625       4,610,133
 General Re Corp. 5.27%, 12-24-96        A-1+         5,500       5,481,481
 Receivables Capital Corp. 5.37%,
  1-16-97                                A-1          3,580       3,555,435
                                                                -----------
                                                                 50,472,671
                                                                -----------
Federal Agency Securities--4.7%
 Federal Home Loan Mortgage 5.70%, 12-2-96            2,670       2,669,577
 Federal National Mortgage Assoc.
  5.22%, 12-6-96                                      1,625       1,623,822
 Federal Home Loan Mortgage
  5.215%, 12-11-96                                    3,295       3,290,227
 Federal Home Loan Banks 5.22%, 12-19-96              9,965       9,939,091
 Federal Home Loan Mortgage 5.21%,
  12-23-96                                            4,460       4,445,800
                                                                -----------
                                                                 21,968,517
                                                                -----------
U.S. Treasury Bills--1.1%
 U.S. Treasury Bills 5.115%, 12-19-96                 5,000       4,987,213
                                                                -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $77,428,401)                                   77,428,401
                                                                -----------
TOTAL INVESTMENTS--102.9%
 (Identified cost $418,845,246)                                 482,499,776(a)
 Cash and receivables, less liabilities--(2.9%)                 (13,427,473)
                                                                -----------
NET ASSETS--100.0%                                             $469,072,303
                                                                ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $67,142,817 and gross depreciation of $3,935,372 for federal income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $419,292,331.
(b) Non-income producing.

                      See Notes to Financial Statements

Mid Cap Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $418,845,246)                              $482,499,776
Short-term investments held as collateral for loaned
  securities                                                    29,424,800
Cash                                                                 1,792
Receivables
 Investment securities sold                                      5,333,732
 Fund shares sold                                                  110,887
 Dividends and interest                                            280,820
                                                               -----------
  Total assets                                                 517,651,807
                                                               -----------

Liabilities
Payables
 Investment securities purchased                                17,778,496
 Collateral on securities loaned                                29,424,800
 Fund shares repurchased                                           635,345
 Investment advisory fee                                           288,085
 Transfer agent fee                                                168,879
 Distribution fee                                                  106,623
 Financial agent fee                                                11,523
 Trustees' fee                                                      11,179
Accrued expenses                                                   154,574
                                                               -----------
  Total liabilities                                             48,579,504
                                                               -----------
Net Assets                                                    $469,072,303
                                                               ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $352,535,244
Accumulated net realized gain                                   52,882,529
Net unrealized appreciation                                     63,654,530
                                                               -----------
Net Assets                                                    $469,072,303
                                                               ===========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $451,473,543)             20,849,016

Net asset value per share                                           $21.65
Offering price per share
  $21.65/(1-4.75%)                                                  $22.73

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,598,760)                 826,400

Net asset value and offering price per share                        $21.30

                           STATEMENT OF OPERATIONS
                         YEAR ENDED NOVEMBER 30, 1996

 Investment Income
Interest                                                      $3,366,781
Dividends                                                      2,146,098
Security lending                                                 142,965
                                                             -----------
   Total investment income                                     5,655,844
                                                             -----------

Expenses
Investment advisory fee                                        3,579,657
Distribution fee--Class A                                      1,157,450
Distribution fee--Class B                                        143,076
Financial agent fee                                              143,186
Transfer agent                                                 1,116,125
Printing                                                         226,813
Custodian                                                         55,355
Registration                                                      51,707
Professional                                                      49,266
Trustees                                                          20,444
Miscellaneous                                                     27,584
                                                             -----------
   Total expenses                                              6,570,663
                                                             -----------
Net investment loss                                             (914,819)
                                                             -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               53,981,348
Net realized loss on foreign currency transactions                (5,591)
Net change in unrealized appreciation (depreciation) on
  investments                                                  7,327,088
                                                             -----------

Net gain on investments                                       61,302,845
                                                             -----------
Net increase in net assets resulting from operations         $60,388,026
                                                             ===========

                      See Notes to Financial Statements

Mid Cap Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                           Year               Year
                                                          Ended               Ended
                                                    November 30, 1996   November 30, 1995
                                                    ------------------  ------------------
From Operations
 Net investment income (loss)                             $(914,819)        $1,216,555
 Net realized gain                                       53,975,757         66,738,232
 Net change in unrealized appreciation
  (depreciation)                                          7,327,088         43,684,291
                                                       -----------         -----------
 Increase in net assets resulting from operations        60,388,026        111,639,078
                                                       -----------         -----------
From Distributions to Shareholders
 Net investment income--Class A                                  --         (1,350,030)
 Net investment income--Class B                                  --             (5,608)
 Net realized gains--Class A                            (63,370,772)       (17,010,194)
 Net realized gains--Class B                             (1,485,800)           (73,125)
                                                       -----------         -----------
 Decrease in net assets from distributions to
  shareholders                                          (64,856,572)       (18,438,957)
                                                       -----------         -----------
From Share Transactions
Class A
 Proceeds from sales of shares (4,975,113 and
  5,517,176 shares, respectively)                        98,337,401        105,808,213
 Net asset value of shares issued from
  reinvestment of distributions (3,203,933 and
  999,234 shares, respectively)                          59,432,948         17,312,320
 Cost of shares repurchased (9,465,735 and
  7,668,150 shares, respectively)                      (189,179,115)      (146,988,778)
                                                       -----------         -----------
   Total                                                (31,408,766)       (23,868,245)
                                                       -----------         -----------
Class B
 Proceeds from sales of shares (391,167 and
  452,091 shares, respectively)                           7,718,870          8,748,909
 Net asset value of shares issued from
  reinvestment of distributions (74,668 and 4,305,
  respectively)                                           1,371,654             74,521
 Cost of shares repurchased (138,583 and 41,778
  shares, respectively)                                  (2,722,739)          (853,309)
                                                       -----------         -----------
   Total                                                  6,367,785          7,970,121
                                                       -----------         -----------
 Decrease in net assets from share transactions         (25,040,981)       (15,898,124)
                                                       -----------         -----------
 Net increase (decrease) in net assets                  (29,509,527)        77,301,997
Net Assets
 Beginning of period                                    498,581,830        421,279,833
                                                       -----------         -----------
 End of period (including undistributed net
  investment income of $0 and $0, respectively)        $469,072,303       $498,581,830
                                                       ===========         ===========

                       See Notes to Financial Statements

Mid Cap Portfolio

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                     Class A
                                          --------------------------------------------------------------
                                                             Year Ended November 30,
                                             1996         1995          1994        1993         1992
                                          ----------- ------------ ------------- ----------- -----------
Net asset value, beginning of period         $22.03       $18.03        $18.70      $17.95       $16.61
Income from investment operations(5)
 Net investment income (loss)                 (0.03)(1)     0.05(1)       0.11        0.11         0.15
 Net realized and unrealized gain              2.53         4.74          0.10        1.44         2.41
                                            --------     --------     --------     --------    --------
  Total from investment operations             2.50         4.79          0.21        1.55         2.56
                                            --------     --------     --------     --------    --------
Less distributions
 Dividends from net investment income            --        (0.06)        (0.10)      (0.13)       (0.21)
 Dividends from net realized gains            (2.88)       (0.73)        (0.78)      (0.67)       (1.01)
                                            --------     --------     --------     --------    --------
  Total distributions                         (2.88)       (0.79)        (0.88)      (0.80)       (1.22)
                                            --------     --------     --------     --------    --------
Change in net asset value                     (0.38)        4.00         (0.67)       0.75         1.34
                                            --------     --------     --------     --------    --------
Net asset value, end of period               $21.65       $22.03        $18.03      $18.70       $17.95
                                            ========     ========     ========     ========    ========
Total return(2)                               13.52%       27.87%         1.03%       8.94%       16.44%
Ratios/supplemental data:
Net assets, end of period (thousands)      $451,474     $487,674      $419,760    $426,027     $234,472
Ratio to average net assets of:
 Operating expenses                            1.35%        1.42%         1.36%       1.34%        1.40%
 Net investment income (loss)                 (0.17)%       0.28%         0.59%       0.64%        0.93%
Portfolio turnover                              242%         218%          227%        174%         287%
Average commission rate paid(6)             $0.0504          N/A           N/A         N/A          N/A

                                                         Class B
                                          -------------------------------------
                                                                        From
                                                                     Inception
                                                                      7/18/94
                                          Year Ended November 30,        to
                                              1996         1995       11/30/94
                                            --------     --------     --------
Net asset value, beginning of period         $21.85       $17.97        $17.68
Income from investment operations(5)
 Net investment income (loss)                 (0.18)(1)    (0.12)(1)     (0.01)
 Net realized and unrealized gain              2.51         4.75          0.30
                                            --------     --------     --------
  Total from investment operations             2.33         4.63          0.29
                                            --------     --------     --------
Less distributions
 Dividends from net investment income            --        (0.02)           --
 Dividends from net realized gains            (2.88)       (0.73)           --
                                            --------     --------     --------
  Total distributions                         (2.88)       (0.75)           --
                                            --------     --------     --------
Change in net asset value                     (0.55)        3.88          0.29
                                            --------     --------     --------
Net asset value, end of period               $21.30       $21.85        $17.97
                                            ========     ========     ========
Total return(2)                               12.75%       26.92%         1.64%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)       $17,599      $10,908        $1,519
Ratio to average net assets of:
 Operating expenses                            2.11%        2.18 %        2.05%(3)
 Net investment income (loss)                 (0.92)%      (0.58)%       (0.23)%(3)
Portfolio turnover                              242%         218 %         227 %
Average commission rate paid(6)             $0.0504          N/A           N/A

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

PHOENIX INTERNATIONAL PORTFOLIO

Fund Description

   The Fund generally invests in quality stocks with strong managements, solid growth prospects and attractive relative valuations. We believe that earnings growth is the primary factor which drives stock prices and will place emphasis on markets and stocks where relative earnings growth is strongest. We will sell a stock that no longer looks attractive relative to the growth and valuation of its market or peer group, that has surpassed the top of its valuation range, or that sees a fundamental deterioration in its business prospects. This disciplined approach allows the Fund to continually emphasize securities that will provide stronger growth potential over the long-term.

World Markets

   Most foreign equity markets have produced excellent returns over the last twelve months, despite a rising U.S. dollar. In addition to the continued strong performance in the U.S., Europe also stood out. Almost all European markets benefited from corporate restructuring, falling interest rates, and the likelihood of more shareholder-friendly policies. Additionally, countries such as Germany, Sweden, Finland and the United Kingdom have been further bolstered by share buybacks and M&A activity.

   Despite a strong start, Japan's performance over this reporting period has been a major disappointment. Poor corporate earnings growth and a weak domestic economy led to a serious deterioration in investor sentiment. In contrast to Japan, other Far East countries such as Taiwan, Malaysia, Indonesia and Hong Kong posted stellar gains during this twelve-month period.

   Lastly, most Latin American markets moved higher over this reporting period, earning double digit returns. An improved economic outlook, lower interest rates and strong capital inflows served as catalysts for this solid performance. As measured in U.S. dollars, Venezuela, Brazil and Argentina were among the best performing countries in this region, while Chile and Peru were among the laggards.

Portfolio Review

   The Phoenix International Portfolio posted strong results over this reporting cycle. For twelve months ended November 30, 1996, class A shares returned 19.03% and class B shares returned 18.16%. These results compared very favorably to the Morgan Stanley International EAFE Index, which gained 12.09% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

   During the fiscal year, Fund performance benefited from the portfolio's modest overweighting in Europe and its underweighted position in Japan. Strong stock selection in Europe and our continued focus on such themes as Corporate Restructuring and Growth in Services also boosted results. Other positive contributors included our recent overweighting of certain Asian countries, particularly Hong Kong and Taiwan, as well as the Fund's use of currency hedges.

Outlook

   After a dismal first half in 1996, European economic growth is beginning to improve. We expect 1997 GDP to grow at about 2.5%, but it is unlikely that demand will be strong enough to exert much upward pressure on interest rates until late in the year. Except for the United Kingdom and a few smaller European countries, unemployment is showing no signs of declining. Moreover, the pressure on governments to cut spending will continue to be a drag on growth going forward. This, coupled with both public and private sector restructuring, means it will be even more important to focus on those companies that are making the difficult choices that will deliver value to their shareholders.

   In Japan, the outlook for 1997 is also modest. It appears that most globally active companies in this country have already done as much restructuring as possible without a radical philosophical change towards "U.S. style restructuring." This would entail layoffs and unfriendly takeovers, supported by government deregulation and tax-reform, and it is doubtful that this type of change will occur in the near term. On the positive side, the potential for improved economic growth in the rest of the world could tighten overall capacity and allow even the weakest Japanese companies to improve their profit margins. We will continue to monitor Japan's economy for signs of improvement, but currently see better prospects elsewhere.

   In Asia, we remain very positive on Hong Kong's near-term outlook. As a country, we believe that Hong Kong will remain self-confident immediately prior to and after the

International Portoflio

handover to China on June 30, 1997. We also expect Taiwan and Malaysia to continue to do well. However, our outlook for Singapore is rather negative due to slowing economic growth and a lack of choice in this market. We are also concerned about the prospects for India and Thailand, given their weak governments and the severe structural changes needed to turn around both economies.

   In Latin America, Mexico and Argentina are seeing economic re-acceleration after the severe recession of 1995 and early 1996. While this is clearly good news, flawed economic reform processes still remain and are now causing problems in Brazil. The Fund intends to have exposure to this region, but potential currency depreciation may limit prospective gains. Since other emerging countries may provide better opportunities, we will look for new markets which can provide above-average economic and earnings growth.

   Overall, we expect foreign markets to continue to perform well in 1997 due to low interest rates, improved economic growth, and corporate restructuring efforts. If world economic growth begins to accelerate dramatically, we will increase the Fund's exposure to economically sensitive stocks. At present, however, we continue to focus on themes that should provide secular growth and hence, strong performance. Moving forward, we believe the Fund is well positioned for the coming new year.

International Portfolio

[LINE CHART]

           MSCI              EAFE             Phoenix
           EAFE              Excluding        International
           Index*            Japan            Portfolio-
                                              Class A
           ------            ---------        -------------

11/1/89    10000             10000              9525
11/30/89   10505             10493              9943
11/30/90    8230             11221              9868
11/30/91    8946             11982             10684
11/30/92    8251             12209              9625
11/30/93   10284             15583             11989
11/30/94   11841             16977             13568
11/30/95   12776             19853             14127
11/30/96   14321**           24498             16816

[/LINE CHART]

Average Annual Total Returns
for Periods Ending 11/30/96

                                                         From Inception   From Inception
                                                           11/1/89 to       7/15/94 to
                                     1 Year   5 Years       11/30/96         11/30/96
 ---------------------------------------------------------------------------------------
Class A with 4.75% sales charge      13.38%     8.44%         7.62%          --
 ---------------------------------------------------------------------------------------
Class A at net asset value           19.03%     9.49%         8.36%          --
 ---------------------------------------------------------------------------------------
Class B with CDSC                    14.16%    --            --               6.87%
 ---------------------------------------------------------------------------------------
Class B at net asset value           18.16%    --            --               8.01%
 ---------------------------------------------------------------------------------------
The Morgan Stanley Capital
  International EAFE Index*          12.09%     9.87%         5.20 %**        7.52%***
 ---------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/1/89 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after 'purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Morgan Stanley Capital International EAFE Index is an unmanaged but commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East. The index's performance does not reflect sales charges.

 **Index information from 10/31/89 to 11/30/96.

***Index information from 6/30/94 to 11/30/96.

International Portfolio


                       INVESTMENTS AT NOVEMBER 30, 1996

                                                 SHARES        VALUE
                                               ----------- --------------
COMMON STOCKS--89.1%
Belgium--2.1%
 Barco Industries NV (Electronics)                 6,450    $ 1,113,684
 Credit Communal Holding/Dexia (Banks) (b)        20,000      1,818,182
                                                            -----------
                                                              2,931,866
                                                            -----------
Brazil--1.5%
 Telebras Sponsored ADR (Utility-Telephone)       29,000      2,196,750
                                                            -----------
France--8.9%
 AXA SA (Insurance)                               24,931      1,498,457
 BIC SA (Miscellaneous)                            9,850      1,474,878
 Cardif SA (Insurance)                            11,500      1,772,585
 Carrefour Supermarche (Retail-Food)               2,510      1,550,427
 Louis Dreyfus Citrus (Food) (b)                  33,000      1,117,145
 Pathe SA (Publishing, Broadcasting, Printing
  & Cable) (b)                                     4,174        975,047
 Rexel SA (Wholesale & Distribution)               3,354      1,000,561
 Salomon SA (Entertainment, Leisure & Gaming)     15,000      1,321,181
 Sommer-Allibert (Auto & Truck Parts)             24,000        666,335
 Thomson CSF (Aerospace & Defense)                42,101      1,361,555
                                                            -----------
                                                             12,738,171
                                                            -----------
Germany--4.5%
 Adidas AG (Textile & Apparel)                    22,850      1,984,565
 BASF AG (Chemical)                               50,000      1,850,563
 SGL Carbon AG (Chemical)                         20,400      2,508,360
                                                            -----------
                                                              6,343,488
                                                            -----------
Hong Kong--13.8%
 Cheung Kong Holdings Ltd. (Real Estate)         448,000      3,939,990
 Dao Heng Bank Group Ltd. (Banks)                208,000        987,274
 Great Eagle Holdings Ltd. (Real Estate)         182,000        755,587
 Guoco Group Ltd. (Diversified Financial
  Services)                                      266,000      1,448,344
 Henderson China Holding Ltd. (Real Estate)          780          1,957
 Henderson Land Development Co. Ltd. (Real
  Estate)                                        468,000      4,706,027
 Hutchison Whampoa Ltd. (Conglomerates)          469,000      3,624,256
 Hysan Development Co. Ltd. (Real Estate)        364,000      1,391,128
 New World Development Co. Ltd. (Real Estate)    192,000      1,297,465
 Sun Hung Kai Properties Ltd. (Real Estate)      125,000      1,551,992
                                                            -----------
                                                             19,704,020
                                                            -----------
Indonesia--1.5%
 PT Semen Gresik (Building & Materials)          500,000      1,524,520
 Wicaksana Overseas International (Wholesale
  & Distribution)                                520,000        587,633
                                                            -----------
                                                              2,112,153
                                                            -----------
Italy--6.5%
 Fila Holding SPA ADR (Textile & Apparel)         44,800      3,315,200
 Gucci Group NV (Textile & Apparel)               19,600      1,428,658
 Gucci Group NV-NY (Textile & Apparel)            24,800      1,819,700
 Parmalat Finanziaria SPA (Food)                 343,000        537,735
 Saipem SPA (Engineering & Construction)         165,200        764,431
 Stet-Societa Finanziaria Telefonica SPA
  (Utility-Telephone)                            327,000      1,390,093
                                                            -----------
                                                              9,255,817
                                                            -----------
Japan--9.8%
 Canon, Inc. (Office & Business Equipment)        71,000      1,497,364
 Circle K Japan Co. Ltd. (Retail-Food)            32,000      1,434,095
 Hitachi Maxell (Electronics)                     36,000        743,409
 Honda Motor Co. Ltd. (Autos & Trucks)            63,000      1,860,105
 Keyence Corp. Ltd. (Electronics)                  8,800      1,067,135
 Nintendo Corp. Ltd. (Entertainment, Leisure
  & Gaming)                                       21,500      1,520,870
 Nippon Television Network (Publishing,
  Broadcasting, Printing & Cable)                  2,500        751,318
 Takeda Chemical Industries (Health
  Care-Drugs)                                     85,000      1,665,641
 TDK Corp. (Electronics)                          24,000      1,547,979
 Toyota Motor Corp. (Autos & Trucks)              47,000      1,284,446
 Xebio Co. Ltd. (Retail)                          19,000        659,490
                                                            -----------
                                                             14,031,852
                                                            -----------
Malaysia--3.1%
 Commerce Asset Holding Berhad (Banks)           192,000      1,466,113
 Renong Berhad (Engineering & Construction)      800,000      1,474,975
 United Engineers Ltd. (Building & Materials)    161,000      1,458,714
                                                            -----------
                                                              4,399,802
                                                            -----------
Mexico--2.6%
 Apasco SA de CV (Building & Materials)          188,000      1,247,856
 Grupo Carso (Conglomerates)                     286,000      1,452,733
 Grupo Industrial Maseca SA de CV (Food)         779,800        968,021
                                                            -----------
                                                              3,668,610
                                                            -----------
Netherlands--4.8%
 Ahrend Groep NV (Office & Business
  Equipment)                                      23,079      1,191,088
 IHC Caland (Oil Service & Equipment)             29,400      1,646,877
 Oce-Van Der Grinten NV-Venlo (Office &
  Business Equipment)                             10,000      1,090,171
 Samas Groep-CVA (Office & Business
  Equipment)                                      16,668        665,947

                       See Notes to Financial Statements
                                                                              19

International Portfolio
                                                 SHARES         VALUE
                                                -------      ------------
Netherlands--continued
 VNU-Verenigd Bezit (Publishing,
  Broadcasting, Printing & Cable)                106,700    $  2,177,930
                                                             -----------
                                                               6,772,013
                                                             -----------
Norway--1.0%
 Storebrand ASA (Insurance) (b)                  245,000       1,462,698
                                                             -----------
Peru--1.0%
 Telefonica Del Peru SA (Utility-Telephone)      693,541       1,360,568
                                                             -----------
Portugal--1.8%
 Cimpor-Cimentos de Portugal SA (Building &
  Materials)                                      64,000       1,338,231
 Portugal Telecom SA (Utility-Telephone)          47,300       1,255,725
                                                             -----------
                                                               2,593,956
South Korea--1.0%
 Daegu Bank (Banks)                               75,060         909,331
 Hana Bank (Banks)                                19,240         253,408
 Hana Bank New Common (Banks) (b)                  9,007         110,908
 Shinhan Bank (Banks)                              8,460         150,636
                                                             -----------
                                                               1,424,283
                                                             -----------
Spain--1.7%
 Empresa Nacional de Electricidad SA
  (Utility-Electric)                              16,700       1,128,378
 Telefonica de Espana (Utility-Telephone)         59,700       1,309,251
                                                             -----------
                                                               2,437,629
                                                             -----------
Sweden--2.1%
 Frontec AB (Computer Software & Services) (b)    90,400       1,643,024
 Nordbanken AB (Banks)                            47,000       1,330,354
                                                             -----------
                                                               2,973,378
                                                             ------------
Switzerland--5.6%
 Ares-Serono Group B (Health Care-Drugs)           1,370       1,281,318
 CS Holding AG Registered Shares (Banks)          14,000       1,491,592
 Sandoz AG (Health Care-Diversified)               1,910       2,223,420
 Stratec Holding AB Reg. B (Medical Products
  & Supplies) (b)                                  1,230       1,539,507
 Swiss Reinsurance-Reg. (Insurance)                1,300       1,420,487
                                                             ------------
                                                               7,956,324
                                                             ------------
Taiwan--0.0%
 China Bills Finance Corp. (Commercial
  Finance) (b)                                    70,345          64,233
                                                             ------------
United Kingdom--15.1%
 Astec (BSR) PLC (Electronics)                   437,000       1,167,585
 Barclays PLC (Diversified Financial
  Services)                                       88,000       1,513,494
 British Aerospace PLC (Aerospace & Defense)     140,500       2,731,617
 Carlton Communications PLC (Publishing,
  Broadcasting, Printing & Cable)                196,000       1,653,369
 Compass Group PLC (Lodging & Restaurants)       237,300       2,418,458
 Granada Group PLC (Entertainment, Leisure &
  Gaming)                                        132,000       1,917,560
 Lloyds TSB Group PLC (Diversified Financial
  Services)                                      220,000       1,524,954
 Next PLC (Retail)                               140,000       1,385,649
 Shell Transport & Trading Co. PLC (Oil)         126,000       2,094,001
 Siebe PLC (Electrical Equipment)                136,000       2,169,921
 WPP Group PLC (Advertising)                     788,000       2,919,745
                                                             ------------
                                                              21,496,353
                                                             ------------
United States--0.7%
 Latin American Discovery Fund, Inc.
  (Multi-Industry) (b)                            82,000       1,066,000
                                                             ------------

TOTAL COMMON STOCKS
 (Identified cost $107,997,123)                              126,989,964
                                                             ------------
PREFERRED STOCKS--1.2%
Germany--0.6%
 Porsche AG (Autos & Trucks)                       1,100         862,338
                                                             ------------
United Kingdom--0.6%
 Egypt Investment Co. (Multi-Industry) (b)        73,000         839,500
                                                             ------------
TOTAL PREFERRED STOCKS
 (Identified cost $1,510,729)                                  1,701,838
                                                             ------------
TOTAL LONG-TERM INVESTMENTS--90.3%
 (Identified cost $109,507,852)                              128,691,802
                                                             ------------
                                 STANDARD
                                 & POOR'S     PAR
                                  RATING     VALUE
                                (Unaudited)  (000)          VALUE
SHORT-TERM OBLIGATIONS--6.5%    ----------- --------    ------------
Commercial Paper--6.4%
 AlliedSignal, Inc. 5.28%,
  12-2-96                           A-1      $1,985       1,984,709
 Receivables Capital Corp.
  5.30%, 12-2-96                    A-1       3,500       3,499,485
 Du Pont (E.I.) de Nemours &
  Co. 5.27%, 12-9-96                A-1+        185         184,784
 Corporate Receivables Corp.
  5.27%, 12-10-96                   A-1         420         419,447
 Du Pont (E.I.) de Nemours &
  Co. 5.30%, 12-10-96               A-1+        355         354,530
 McKenna Triangle National
  Corp. 5.26%, 12-18-96             A-1+      1,020       1,017,466
 Heinz (H.J.) Co. 5.24%,
  12-30-96 (c)                      A-1       1,690       1,682,866
                                                       --------------
                                                          9,143,287
Federal Agency Securities--0.1%                        --------------
 Federal National Mortgage Assoc. 5.23%,
  12-19-96                                      175         174,543
TOTAL SHORT-TERM OBLIGATIONS                           --------------
 (Identified cost $9,317,830)                             9,317,830
TOTAL INVESTMENTS--96.8%                               --------------
 (Identified cost $118,825,682)                         138,009,632(a)
 Cash and receivables, less liabilities--3.2%             4,469,080
                                                       --------------
NET ASSETS--100.0%                                     $142,478,712
                                                       ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $20,497,344 and gross depreciation of $1,396,144 for federal income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $118,908,432.
(b) Non-income producing.
(c) Segregated as collateral for foreign currency contracts.

                      See Notes to Financial Statements

International Portfolio

                INDUSTRY DIVERSIFICATION
  As a Percentage of Total Value of Long-Term
                       Investments
                       (Unaudited)
Advertising                                        2.3%
Aerospace & Defense                                3.2
Auto & Truck Parts                                 0.5
Autos & Trucks                                     3.1
Banks                                              6.6
Building & Materials                               4.3
Chemical                                           3.4
Commercial Finance                                 0.1
Computer Software & Services                       1.3
Conglomerates                                      4.0
Diversified Financial Services                     3.5
Electrical Equipment                               1.7
Electronics                                        4.4
Engineering & Construction                         1.7
Entertainment, Leisure & Gaming                    3.7
Food                                               2.0
Health Care-Diversified                            1.7
Health Care-Drugs                                  2.3
Insurance                                          4.8
Lodging & Restaurants                              1.9
Medical Products & Supplies                        1.2
Miscellaneous                                      1.1
Multi-Industry                                     1.5
Office & Business Equipment                        3.5
Oil                                                1.6
Oil Service & Equipment                            1.3
Publishing, Broadcasting, Printing & Cable         4.3
Real Estate                                       10.6
Retail                                             1.6
Retail-Food                                        2.3
Textile & Apparel                                  6.6
Utility-Electric                                   0.9
Utility-Telephone                                  5.8
Wholesale & Distribution                           1.2
                                                  ------
                                                 100.0%
                                                  ======

                      See Notes to Financial Statements

International Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $118,825,682)                              $138,009,632
Foreign currency at value
  (Identified cost $106,834)                                       103,121
Cash                                                                 3,320
Receivables
 Investment securities sold                                      6,270,237
 Dividends and interest                                            133,754
 Fund shares sold                                                  150,190
 Tax reclaim                                                        65,534
Net unrealized appreciation on forward currency contracts          451,182
                                                               -----------
  Total assets                                                 145,186,970
                                                               -----------

Liabilities
Payables
 Investment securities purchased                                 2,282,763
 Fund shares repurchased                                           100,997
 Closed foreign currency contracts                                   1,206
 Investment advisory fee                                            86,384
 Transfer agent fee                                                 77,000
 Distribution fee                                                   32,886
 Trustees' fee                                                      11,179
 Financial agent fee                                                 3,455
Accrued expenses                                                   112,388
                                                               -----------
  Total liabilities                                              2,708,258
                                                               -----------
Net Assets                                                    $142,478,712
                                                               ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest              $108,023,599
Undistributed net investment income                              2,213,316
Accumulated net realized gain                                   12,613,904
Net unrealized appreciation                                     19,627,893
                                                               -----------
Net Assets                                                    $142,478,712
                                                               ===========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $135,524,109)              9,362,310
Net asset value per share                                           $14.48
Offering price per share
  $14.48/(1-4.75%)                                                  $15.20

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,954,603)                  489,172
Net asset value and offering price per share                        $14.22

                           STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1996

 Investment income
Dividends                                                      $2,235,516
Interest                                                          665,080
Foreign taxes withheld                                           (191,453)
                                                              -----------
   Total investment income                                      2,709,143
                                                              -----------

Expenses
Investment advisory fee                                         1,071,572
Distribution fee--Class A                                         344,573
Distribution fee--Class B                                          50,471
Financial agent fee                                                42,863
Transfer agent                                                    388,848
Custodian                                                         194,890
Printing                                                           74,431
Professional                                                       45,311
Registration                                                       30,931
Trustees                                                           20,443
Miscellaneous                                                      14,490
                                                              -----------
   Total expenses                                               2,278,823
                                                              -----------

Net investment income                                             430,320
                                                              -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                12,620,342
Net realized gain on foreign currency transactions              2,078,957
Net change in unrealized appreciation (depreciation)
  on investments                                                9,051,592
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions              672,084
                                                              -----------

Net gain on investments                                        24,422,975
                                                              -----------
Net increase in net assets resulting from operations          $24,853,295
                                                              ===========

                      See Notes to Financial Statements

International Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                          Year               Year
                                                          Ended              Ended
                                                    November 30, 1996  November 30, 1995
                                                    -----------------  ------------------
From Operations
 Net investment income                                    $430,320           $313,901
 Net realized gain                                      14,699,299            202,864
 Net change in unrealized appreciation
  (depreciation)                                         9,723,676          4,460,307
                                                       -----------        -----------
 Increase in net assets resulting from operations       24,853,295          4,977,072
                                                       -----------        -----------
From Distributions to Shareholders
 Net realized gains--Class A                              (365,795)       (11,650,763)
 Net realized gains--Class B                                (9,318)          (157,020)
                                                       -----------        -----------
 Decrease in net assets from distributions to
  shareholders                                            (375,113)       (11,807,783)
                                                       -----------        -----------
From Share Transactions
Class A
 Proceeds from sales of shares (11,106,013 and
  3,960,774 shares, respectively)                      151,805,606         46,334,510
 Net asset value of shares issued from
  reinvestment of distributions (27,365 and
  967,317 shares, respectively)                            332,491         10,969,371
 Cost of shares repurchased (12,375,802 and
  7,623,764 shares, respectively)                     (169,679,302)       (89,077,200)
                                                       -----------        -----------
   Total                                               (17,541,205)       (31,773,319)
                                                       -----------        -----------
Class B
 Proceeds from sales of shares (357,180 and
  171,608 shares, respectively)                          4,778,686          2,007,010
 Net asset value of shares issued from
  reinvestment of distributions (673 and 10,925
  shares, respectively)                                      8,087            123,448
 Cost of shares repurchased (138,908 and 70,364
  shares, respectively)                                 (1,858,546)          (821,816)
                                                       -----------        -----------
   Total                                                 2,928,227          1,308,642
                                                       -----------        -----------
 Decrease in net assets from share transactions        (14,612,978)       (30,464,677)
                                                       -----------        -----------
 Net increase (decrease) in net assets                   9,865,204        (37,295,388)
Net Assets
 Beginning of period                                   132,613,508        169,908,896
                                                       -----------        -----------
 End of period (including undistributed net
  investment income and distributions in excess of
  net investment income of $2,213,316 and
  ($295,961), respectively)                           $142,478,712       $132,613,508
                                                       ===========        ===========

                      See Notes to Financial Statements

International Portfolio

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                        Class A
                                                ----------------------------------------------------------
                                                                Year Ended November 30,
                                                  1996        1995         1994        1993       1992
                                               ----------------------- ------------  --------- ----------
Net asset value, beginning of period             $12.20      $12.63       $11.16      $ 8.96     $10.90
Income from investment operations(5)
 Net investment income (loss)                      0.04(1)     0.03(1)     (0.01)         --       0.11
 Net realized and unrealized gain (loss)           2.28        0.42         1.48        2.20      (1.10)
                                                 --------    --------     --------    --------   --------
  Total from investment operations                 2.32        0.45         1.47        2.20      (0.99)
                                                 --------    --------     --------    --------   --------
Less distributions
 Dividends from net investment income                --          --           --          --      (0.12)
 Dividends from net realized gains                (0.04)      (0.88)          --          --      (0.64)
 Distribution in excess of accumulated net
   investment income                                 --          --           --          --      (0.19)
                                                 --------    --------     --------    --------   --------
  Total distributions                             (0.04)      (0.88)          --          --      (0.95)
                                                 --------    --------     --------    --------   --------
Change in net asset value                          2.28       (0.43)        1.47        2.20      (1.94)
                                                 --------    --------     --------    --------   --------
Net asset value, end of period                   $14.48      $12.20       $12.63      $11.16     $ 8.96
                                                 ========    ========     ========    ========   ========
Total return(2)                                   19.03%       4.12%       13.17%      24.55%     -9.91%
Ratios/supplemental data:
Net assets, end of period (thousands)            $135,524   $129,352     $167,918    $91,196    $26,188
Ratio to average net assets of:
 Operating expenses                                1.57%       1.70%        1.47%       1.78%      1.97%
 Net investment income (loss)                      0.33%       0.23%        0.20%      (0.04)%     0.85%
Portfolio turnover                                  151%        236%         186%        191%        82%
Average commission rate paid(6)                   $0.0205       N/A          N/A         N/A        N/A

                                                                Class B
                                               ------------------------------------------
                                                Year Ended November 30,   From Inception
                                                                            7/15/94 to
                                                   1996         1995         11/30/94
                                               ------------------------ ----------------
Net asset value, beginning of period              $12.07       $12.60         $12.80
Income from investment operations(5)
 Net investment income (loss)                      (0.05)(1)    (0.07)(1)      (0.01)
 Net realized and unrealized gain (loss)            2.24         0.42          (0.19)
                                                 --------     --------       --------
  Total from investment operations                  2.19         0.35          (0.20)
                                                 --------     --------       --------
Less distributions
 Dividends from net investment income                 --           --             --
 Dividends from net realized gains                 (0.04)       (0.88)            --
 Distribution in excess of accumulated net
   investment income                                  --           --             --
                                                 --------     --------       --------
  Total distributions                              (0.04)       (0.88)            --
                                                 --------     --------       --------
Change in net asset value                           2.15        (0.53)         (0.20)
                                                 --------     --------       --------
Net asset value, end of period                    $14.22       $12.07         $12.60
                                                 ========     ========       ========
Total return(2)                                    18.16%        3.28%         -1.56%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)             $6,955       $3,261         $1,991
Ratio to average net assets of:
 Operating expenses                                 2.31%        2.50%          1.93%(3)
 Net investment income (loss)                      (0.39%)      (0.61%)         0.36%(3)
Portfolio turnover                                   151%         236%           186%
Average commission rate paid(6)                  $0.0205          N/A            N/A


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

PHOENIX REAL ESTATE SECURITIES PORTFOLIO

Fund Description

  Phoenix Real Estate Securities Portfolio invests in marketable securities of publicly-traded real estate investment trusts (REITs) and companies that develop, acquire, operate, and/or manage real estate located primarily in the United States.

Investment Environment

  Since our last shareholders report some six months ago, the real estate markets have continued to stabilize. Leasing activity, rents, and market values all moved ahead as the economy continued to improve and overall construction activity supplied less space than required by increased demand. Transaction prices in the private real estate markets shot up, with capitalization rates falling by at least one-half of a percentage point. In some regions, market prices on existing properties are beginning to approach replacement cost, leading to investor concerns of overbuilding in some sectors.

  Performance by property type sector has varied considerably over this reporting period. The apartment sector, which enjoyed the recovery in advance of most other property types, has experienced more modest rental rate growth as market vacancy rates have reached equilibrium. In the office sector, we continue to see declines in vacancy rates -- at least a 2% drop in 1996 -- and strong gains in rental rates. Concerns about oversupply in the retail sector have reduced investor demand. However, construction in this sector has finally slowed and there has been increased interest in certain categories, including regional malls and anchored community centers. Full-service hotels have seen limited new construction, continued strong demand and very high occupancy levels. By comparison, economy hotels are experiencing significant overbuilding and accompanying deterioration in occupancy levels and room rates.

  As measured by the NAREIT Equity Index, real estate securities posted a strong 29.21% return over the past twelve months. The best performing property sectors during this period were office and hotel REITs. However, all sectors other than outlet center REITs generated very attractive returns. Stock prices were propelled upward by strong growth in funds from operations resulting from positive trends in occupancy levels and rental rates, and by expanding market capitalizations generated from both significant capital inflows and aggressive acquisition programs.

  The real estate securities market has continued to expand at a dramatic pace, notwithstanding the modest volume of IPOs over the past twelve months. Growth has been driven by strong performance of the held assets and by an active secondary market. Year-to-date, there have been 87 equity offerings raising a total of $8.9 billion. In addition, unsecured debt offerings have raised another $3.3 billion.

Portfolio Review

  Phoenix Real Estate Securities Portfolio posted strong returns over this fiscal reporting period. For twelve months ended November 30, 1996, the Fund's class A shares returned 29.20% and class B earned 28.25%. During the same period, the NAREIT Equity Index recorded a total return of 29.21%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  The Fund's investment strategy is to focus on market sectors which have strong underlying fundamentals and prospects for growth in excess of market averages over the intermediate- and long-term. We also look for sectors that are significantly undervalued on a risk-adjusted basis. Three of the targeted sectors are apartment, hotel, and office/industrial REITs.

  The Fund has been consistently overweighted in the apartment sector, which we believe will offer stable earnings growth and reduced risk. Apartment REITs, as a group, have had strong earnings growth over the last two years, yet their stock prices have failed to keep pace with the broader REIT averages due to investor fears of overbuilding.

  We have also been significantly overweighted in the hotel sector, which has posted very strong returns over this reporting period. Our outlook for hotels remains positive, given the limited amount of new construction in the full service sector which comprises the bulk of the product held by REITs represented in the Fund.

  Finally, the Fund has had an increasing allocation to the office/industrial sector, which participated in the overall real estate recovery later than other property types and

Real Estate Securities Portfolio

currently has strong upside potential. Office/industrial REITs were among the top performers in 1996.

   The Fund has maintained a neutral posture with respect to regional mall REITs which significantly outperformed this year. At the same time, we remained underweighted in strip retail REITs because of concerns of underlying market fundamentals. Strip retail REITs have generated market-based returns year-to-date.

Outlook

   Looking ahead, we anticipate continued strong performance in the REIT market for a number of reasons. First, the underlying markets are continuing to strengthen and, with construction levels lower than projected demand in nearly all property types, the outlook remains very positive. Second, there is increasing interest by both individual and institutional investors in REIT stocks. We attribute this to increased liquidity, attractive current yields, and a view held by some that REITs could provide a 'safe haven' for equity investors in 1997. Lastly, the increases in REIT prices experienced during 1996 have been more or less in line with the increases in funds from operation, and accordingly, multiples have not been driven up in line with the broader markets.

   Over the long-term, we expect to see continued growth in total market capitalization, although limited if any growth in the numbers of companies as focus on efficiencies of scale leads to more mergers and larger companies. Nineteen companies today have market capitalizations in excess of $1 billion. We expect that number will grow to as many at 40 companies by the year 2000. The Fund will attempt to take advantage of this trend by focusing on market dominant companies that have the potential to significantly increase in size because they are positioned to acquire smaller private and public companies. We will also continue to look for smaller undervalued companies that are attractive takeover candidates for some of the larger REITs.

Real Estate Securities Portfolio

[LINE CHART]
                                     Phoenix           Phoenix
                                     Real Estate       Real Estate
                                     Securities        Securities
                                     Portfolio         Portfolio
                    NAREIT*          -- Class A        -- Class B
                    -------          ----------        ----------
  3/1/95            10000              9525            10000
11/30/95            10903             10463            10921
11/30/96            14087             13519            13606

[/LINE CHART]

Average Annual Total Returns
for Periods Ending 11/30/96                   From Inception
                                                 3/1/95 to
                                     1 Year      11/30/96
-------------------------------------------------------------------------
Class A with 4.75% sales charge      23.11%       18.80%
-------------------------------------------------------------------------
Class A at net asset value           29.20%       22.16%
-------------------------------------------------------------------------
Class B with CDSC                    24.25%       19.24%
-------------------------------------------------------------------------
Class B at net asset value           28.25%       21.23%
-------------------------------------------------------------------------
NAREIT Index*                        29.21%       21.59%
-------------------------------------------------------------------------

The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. This chart assumes an initial gross investment of $10,000 made on 3/1/95 (inception of the Fund) for Class A and B shares.
The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The National Association of Real Estate Investment Trusts (NAREIT) Equity
 Index is a commonly used, unmanaged indicator of REIT performance. The index does not reflect sales charges.

Real Estate Securities Portfolio

                        INVESTMENTS AT NOVEMBER 30, 1996

                                              SHARES        VALUE
                                             --------  ----------------
COMMON STOCKS--100.7%
REAL ESTATE INVESTMENT TRUSTS--97.2%
COMMERCIAL--24.0%
Office/Industrial--17.8%
 Arden Realty Group, Inc. (b)                  6,300     $   151,987
 Beacon Properties Corp.                      15,400         487,025
 Cali Realty Corp.                             4,500         127,125
 CarrAmerica Realty Corp.                     11,800         306,800
 Duke Realty Investments, Inc.                28,800       1,033,200
 Highwoods Properties, Inc.                   46,300       1,423,725
 Spieker Properties, Inc.                     38,700       1,185,188
 Weeks Corp.                                  28,600         811,525
                                                         -----------
                                                           5,526,575
                                                         -----------
Storage--6.2%
 Public Storage, Inc.                         29,000         735,875
 Shurgard Storage Centers, Inc. Class A       14,500         398,750
 Storage USA, Inc.                            21,300         804,075
                                                         -----------
                                                           1,938,700
                                                         -----------
TOTAL COMMERCIAL                                           7,465,275
                                                         -----------
HEALTH CARE--6.1%
 Health Care Properties Inv., Inc.            23,300         795,112
 Nationwide Health Properties, Inc.           49,000       1,090,250
                                                         -----------
                                                           1,885,362
                                                         -----------
RESIDENTIAL--31.2%
Apartments--27.5%
 Avalon Properties, Inc.                      24,900         638,063
 Bay Apartments Community, Inc.               29,600         962,000
 Camden Property Trust                        17,900         494,487
 Columbus Realty Trust                         7,300         155,125
 Equity Residential Properties Trust          23,600         946,950
 Evans Withycombe Residential, Inc.           44,200         900,575
 Irvine Apartment Communities, Inc.           33,000         804,375
 Merry Land & Investment Co.                  53,200       1,064,000
 Oasis Residential, Inc.                      29,900         627,900
 Post Properties, Inc.                        26,800       1,035,150
 United Dominion Realty Trust                 63,500         936,625
                                                         -----------
                                                           8,565,250
                                                         -----------
Manufactured Homes--3.7%
 Manufactured Home Communities                23,700         474,000
 Sun Communities, Inc.                        21,600         688,500
                                                         -----------
                                                           1,162,500
                                                         -----------
TOTAL RESIDENTIAL                                          9,727,750
                                                         -----------
RETAIL--35.9%
Community/Neighborhood--9.9%
 Developers Diversified Realty Corp.          23,800         800,275
 Federal Realty Investment Trust              21,100         548,600
 Kimco Realty Corp.                           21,850         636,381
 Regency Realty Corp.                         12,000         288,000
 Vornado Realty Trust                         17,900         807,738
                                                         -----------
                                                           3,080,994
                                                         -----------
Factory Outlet--2.6%
 Chelsea G.C.A. Realty, Inc.                  26,100         822,150
                                                         -----------
Hotels--14.4%
 Capstar Hotel Company (b)                    38,900         714,787
 FelCor Suite Hotels, Inc.                    34,100       1,214,813
 Patriot American Hospitality                 37,400       1,416,525
 Starwood Lodging Trust                       23,700       1,131,675
                                                         -----------
                                                           4,477,800
                                                         -----------
Regional Malls--9.0%
 Rouse Co.                                    11,400         302,100
 Simon DeBartolo Group, Inc.                  52,808       1,445,619
 Taubman Centers, Inc.                        77,800         904,425
 The Macerich Company                          6,300         146,475
                                                         -----------
                                                           2,798,619
                                                         -----------
TOTAL RETAIL                                              11,179,563
                                                         -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (Identified cost $25,830,868)                            30,257,950
                                                         -----------
REAL ESTATE OPERATING COMPANIES--3.5%
Hotels--3.5%
 Host Marriott Corp. (b)                      63,900         974,475
 Red Roof Inns, Inc. (b)                       7,400         116,550
                                                         -----------
                                                           1,091,025
                                                         -----------
TOTAL REAL ESTATE OPERATING COMPANIES
 (Identified cost $989,401)                                1,091,025
                                                         -----------
TOTAL COMMON STOCKS
 (Identified cost $26,820,269)                            31,348,975
                                                         -----------
TOTAL INVESTMENTS--100.7%
 (Identified cost $26,820,269)                            31,348,975(a)
 Cash and receivables, less liabilities--(0.7%)             (218,726)
                                                         -----------
NET ASSETS--100.0%                                       $31,130,249
                                                         ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,645,702 and gross depreciation of $118,955 for federal income tax purposes. At November 30, 1996 the aggregate cost of securities for federal income tax purposes was $26,822,228.
(b) Non-income producing.

                      See Notes to Financial Statements

Real Estate Securities Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $26,820,269)                               $31,348,975
Receivables
 Investment securities sold                                       342,456
 Fund shares sold                                                 127,088
 Dividends and interest                                            19,274
                                                              -----------
  Total assets                                                 31,837,793
                                                              -----------

Liabilities
Payables
 Custodian                                                        550,421
 Fund shares repurchased                                           50,153
 Investment advisory fee                                           21,046
 Trustees' fee                                                     11,179
 Distribution fee                                                  11,054
 Transfer agent fee                                                 5,541
 Financial agent fee                                                  758
Accrued expenses                                                   57,392
                                                              -----------
  Total liabilities                                               707,544
                                                              -----------
Net Assets                                                    $31,130,249
                                                              ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $25,810,385
Undistributed net investment income                               192,599
Accumulated net realized gain                                     598,559
Net unrealized appreciation                                     4,528,706
                                                              -----------
Net Assets                                                    $31,130,249
                                                              ===========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $22,871,669)              1,741,170

Net asset value per share                                          $13.14
Offering price per share
  $13.14/(1-4.75%)                                                 $13.80

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $8,258,580)                 630,374

Net asset value and offering price per share                       $13.10

                           STATEMENT OF OPERATIONS
                         YEAR ENDED NOVEMBER 30, 1996

 Investment Income
Dividends                                                    $1,304,929
Interest                                                         13,332
                                                             -----------
   Total investment income                                    1,318,261
                                                             -----------

Expenses
Investment advisory fee                                         168,177
Distribution fee--Class A                                        45,025
Distribution fee--Class B                                        44,137
Financial agent fee                                               6,727
Registration                                                     47,775
Transfer agent                                                   47,638
Professional                                                     40,536
Printing                                                         24,285
Trustees                                                         20,443
Custodian                                                         9,734
Miscellaneous                                                     1,076
                                                             -----------
   Total expenses                                               455,553
   Less expenses borne by investment adviser                   (130,944)
                                                             -----------
   Net expenses                                                 324,609
                                                             -----------
Net investment income                                           993,652
                                                             -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                 605,112
Net change in unrealized appreciation (depreciation) on
  investments                                                 4,233,859
                                                             -----------

Net gain on investments                                       4,838,971
                                                             -----------
Net increase in net assets resulting from operations         $5,832,623
                                                             ===========

                      See Notes to Financial Statements

Real Estate Securities Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year         From Inception
                                                          Ended            3/1/95 to
                                                    November 30, 1996      11/30/95
                                                    ------------------  ----------------
From Operations
 Net investment income                                    $993,652           $391,699
 Net realized gain                                         605,112             19,820
 Net change in unrealized appreciation
  (depreciation)                                         4,233,859            294,847
                                                       -----------        -----------
 Increase in net assets resulting from operations        5,832,623            706,366
                                                       -----------        -----------
From Distributions to Shareholders
 Net investment income--Class A                           (861,331)          (192,639)
 Net investment income--Class B                           (163,427)           (26,085)
 Net realized gains--Class A                               (22,396)                --
 Net realized gains--Class B                                (3,977)                --
                                                       -----------        -----------
 Decrease in net assets from distributions to
  shareholders                                          (1,051,131)          (218,724)
                                                       -----------        -----------
From Share Transactions
Class A
 Proceeds from sales of shares (603,974 and
  1,293,809 shares, respectively)                        7,207,751         13,414,115
 Net asset value of shares issued from
  reinvestment of distributions (73,246 and 17,043
  shares, respectively)                                    838,272            180,926
 Cost of shares repurchased (227,727 and 19,175
  shares, respectively)                                 (2,803,944)          (210,731)
                                                       -----------        -----------
   Total                                                 5,242,079         13,384,310
                                                       -----------        -----------
Class B
 Proceeds from sales of shares (436,484 and
  208,805 shares, respectively)                          5,218,052          2,200,102
 Net asset value of shares issued from
  reinvestment of distributions (12,304 and 1,955
  shares, respectively)                                    141,327             20,860
 Cost of shares repurchased (28,003 and 1,171
  shares, respectively)                                   (333,067)           (12,548)
                                                       -----------        -----------
   Total                                                 5,026,312          2,208,414
                                                       -----------        -----------
 Increase in net assets from share transactions         10,268,391         15,592,724
                                                       -----------        -----------
 Net increase in net assets                             15,049,883         16,080,366
Net Assets
 Beginning of period                                    16,080,366                  0
                                                       -----------        -----------
 End of period (including undistributed net
  investment income of $192,599 and $211,093,
  respectively)                                        $31,130,249        $16,080,366
                                                       ===========        ===========

                      See Notes to Financial Statements

Real Estate Securities Portfolio

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                    Class A                        Class B
                                         -----------------------------  -----------------------------
                                                             From                           From
                                           Year Ended      Inception     Year Ended      Inception
                                          November 30,      3/1/95      November 30,       3/1/95
                                              1996        to 11/30/95       1996        to 11/30/95
                                         -------------- -------------- --------------  --------------
Net asset value, beginning of period         $10.72         $10.00          $10.68         $10.00
Income from investment operations
 Net investment income                         0.53(5)        0.43(4)(5)      0.46(5)        0.36(4)(5)
 Net realized and unrealized gain              2.50           0.55            2.47           0.56
                                             --------       --------       --------       --------
  Total from investment operations             3.03           0.98            2.93           0.92
                                             --------       --------       --------       --------
Less distributions
 Dividends from net investment income         (0.59)         (0.26)          (0.49)         (0.24)
 Dividends from net realized gains            (0.02)            --           (0.02)            --
                                             --------       --------       --------       --------
  Total distributions                         (0.61)         (0.26)          (0.51)         (0.24)
                                             --------       --------       --------       --------
Change in net asset value                      2.42           0.72            2.42           0.68
                                             --------       --------       --------       --------
Net asset value, end of period               $13.14         $10.72          $13.10         $10.68
                                             ========       ========       ========       ========
Total return(1)                               29.20%          9.87%(3)       28.25%          9.21%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)         $22,872        $13,842         $8,259         $2,239
Ratio to average net assets of:
 Operating expenses                            1.30%          1.30%(2)        2.05%          2.05%(2)
 Net investment income                         4.55%          5.79%(2)        3.95%          5.03%(2)
Portfolio turnover                               24%             9%(3)          24%             9%(3)
Average commission rate paid(6)              $0.0478          N/A          $0.0478           N/A


(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized
(3)  Not annualized
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.12, respectively.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

PHOENIX EMERGING MARKETS BOND PORTFOLIO

Fund Description

  Phoenix Emerging Markets Bond Portfolio seeks high current income and long-term capital appreciation by investing in emerging markets debt. The Fund currently concentrates its investments in three main geographic areas:
Latin America, Central and Eastern Europe, and developing Asian Countries. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public information and political and economic uncertainty.

Investment Environment

  It has been another stellar year for emerging market bond investors. Over the last twelve months, this fixed- income sector has significantly outperformed all other bond categories as well as most of the world's equity markets. For the year ended November 30, 1996, this market as measured by the J.P. Morgan Emerging Markets Bond Index Plus returned 47.26%. While virtually every country represented within this Index earned double-digit returns, Russia, Ecuador and Venezuela posted the biggest gains over this period. Overall, improving fundamentals and strong investor demand served as the catalysts for this sector's impressive results.

Portfolio Review

  Phoenix Emerging Markets Bond Portfolio made a strong showing over the latest fiscal reporting period. For the twelve-month period ended November 30, 1996, the Fund's class A shares returned 60.18% and class B shares earned 58.94%. These results compare very favorably with the J.P. Morgan Emerging Markets Bond Index Plus, which earned 47.26% for the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges. The outstanding performance over this reporting period can be attributed to a number of factors, but most notably the Fund's relative overweighting in Russia, combined with its underweighting in both the Philippines and Poland. The portfolio's exposure to Panama, Peru, Ecuador and Venezuela also significantly boosted results.

Outlook

  Despite its extended rally, we remain bullish on emerging markets debt. While last year's gains were exceptionally high relative to other fixed-income groups, returns of this nature are not unprecedented for this sector. Overall, we believe valuations are still attractive by historical standards and demand for these types of fixed-income securities continues to rise. With more long-term institutional investors entering this maturing market, we also expect volatility to continue to decline. In terms of country selection, we see tremendous potential in such areas as Russia, Argentina, Mexico and Brazil. As of November 30, 1996, the Fund had an average duration of 3.4 years.

Emerging Markets Bond Portfolio


[LINE CHART]
                    J.P. Morgan      Phoenix              Phoenix
                    Emerging         Emerging             Emerging
                    Markets          Markets              Markets
                    Bond Index       Bond Portfolio       Bond Portfolio
                    Plus*            -- Class A            -- Class B
                    -----            ----------            ----------
  9/5/95            10000                9525                 10000
11/30/95            10537                9942                 10422
11/30/96            15517               15926                 16165

[/LINE CHART]



Average Annual Total Returns
for Periods Ending 11/30/96                   From Inception
                                                 9/5/95 to
                                     1 Year      11/30/96
------------------------------------------------------------------
Class A with 4.75% sales charge      52.53%       45.54%
------------------------------------------------------------------
Class A at net asset value           60.18%       51.38%
------------------------------------------------------------------
Class B with CDSC                    54.94%       47.49%
------------------------------------------------------------------
Class B at net asset value           58.94%       50.23%
------------------------------------------------------------------
JP Morgan Emerging Markets
  Bond Index Plus*                   47.26 %      42.59%
------------------------------------------------------------------

The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. This chart assumes an initial gross investment of $10,000 made on 9/5/95 (inception of the Fund) for Class A and B shares.
The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The JP Morgan Emerging Markets Bond Index Plus tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-denominated Brady bonds, loans, Eurobonds, and local markets instruments. The index does not reflect sales charges.

Emerging Markets Bond Portfolio

                       INVESTMENTS AT NOVEMBER 30, 1996

                                             MOODY'S        PAR
                                             RATING        VALUE
                                           (Unaudited)     (000)        VALUE
                                          ------------ ------------  -------------
FOREIGN NON-CONVERTIBLE BONDS--3.0%
Mexico--3.0%
 Aerovias De Mexico S.A. 9.75%, '00
  (Aerospace & Airline)                     NR            $   700     $  668,500
 Grupo Televisa S.A. 0%, '08 (Media) (c)    Ba                750        493,125
                                                                       --------
                                                                       1,161,625
                                                                       --------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $1,110,833)                                          1,161,625
                                                                       --------
FOREIGN GOVERNMENT SECURITIES--104.0%
Algeria--2.8%
 Algeria Tranch A Loans 6.625%-7.3125%,
  '06 (c)                                   NR              1,500      1,087,500
                                                                       --------
Argentina--17.1%
 Republic of Argentina Bearer FRB 6.625%,
  '05 (c)                                   B               1,666      1,440,049
 Republic of Argentina Bocon Pre1 Euro,
  PIK interest capitalization, 3.515%,
  '01 (c)                                   NR                300        347,812
 Republic of Argentina Bocon Pre3 Euro,
  PIK interest capitalization, 3.515%,
  '02 (c)                                   NR                826        733,488
 Republic of Argentina Bocon Pro2, PIK
  interest capitalization, 5.375%, '07
  (c)                                       NR              1,000      1,077,000
 Republic of Argentina Bocon Pro1 M1, PIK
  interest capitalization, 3.515%, '07
  (c)                                       NR              3,350      3,138,113
                                                                       --------
                                                                       6,736,462
                                                                       --------
Brazil--24.1%
 Republic of Brazil C Bond, PIK interest
  capitalization, 8%, '14 (c) (e)           B               5,623      4,150,613
 Republic of Brazil DCB-L Euro 6.563%,
  '12 (c) (e)                               B               5,525      4,098,859
 Republic of Brazil FLIRB L-BR 4.50%, '09
  (c) (e)                                   B               1,750      1,231,562
                                                                       --------
                                                                       9,481,034
                                                                       --------
Bulgaria--3.2%
 Republic of Bulgaria Euro Reg'd IAB, PDI
  6.688%, '11 (c)                           NR                250        122,344
 Republic of Bulgaria FLIRB-A Bearer Euro
  2.25%, '12 (c)                            B               3,000      1,104,375
 Republic of Bulgaria IAB, PDI Euro
  6.688%, '11 (c)                           B                 100         48,937
                                                                       --------
                                                                       1,275,656
                                                                       --------
Ecuador--2.6%
 Ecuador Bearer PDI Euro, PIK interest
  capitalization, 6.50%, '15 (c)            NR              1,385        843,865
 Ecuador Reg'd PDI, PIK interest
  capitalization, 6.50%, '15 (c)            NR                317        193,251
                                                                       --------
                                                                       1,037,116
                                                                       --------
Ivory Coast--1.5%
 Ivory Coast Non-Performing
  Loans (b)                                 NR              2,000        607,500
                                                                       --------

Mexico--13.7%
 Mexican Cetes 0%, '97                      NR              6,697(g)     763,051
 Mexican Cetes 0%, '97                      NR              8,597(g)   1,026,133
 Mexican Cetes 0%, '97                      NR             21,134(g)   2,509,942
 United Mexican States Global Bond
  11.50%, '26 (e)                           Ba              1,050      1,100,662
                                                                       --------
                                                                       5,399,788
                                                                       --------
Nigeria--2.2%
 Nigeria Promissory Notes 5.092%, '10       NR              1,228        872,425
                                                                       --------

Panama--1.6%
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (c) (d)        NR                825        629,298
                                                                       --------

Peru--5.3%
 Peru Citibank Non-performing Loans (b)     NR                175        210,875
 Peru Non-Citibank
  Non-performing Loans (b)                  NR                880      1,060,400
 Peru PDI WI, 144A 4%, (c) (d) (f)          NR              1,300        801,125
                                                                       --------
                                                                       2,072,400
                                                                       --------
Philippines--1.8%
 Central Bank of Philippines FLIRB-B Euro
  5%, '08 (c)                               Ba                750        708,750
                                                                       --------

Russia--15.5%
 Russia Principal Loans WI, 6.36% (c) (f)   NR              5,000      2,910,938
 Vnescheconombank Loans Yankee (b)          NR              4,050      3,184,313
                                                                       --------
                                                                       6,095,251
                                                                       --------
                        See Notes to Financial Statements

34

Emerging Markets Bond Portfolio
                                             MOODY'S        PAR
                                             RATING        VALUE
                                           (Unaudited)     (000)        VALUE
                                          ------------ ------------  -------------

Ukraine--2.7%
 CS Boston Ukraine 144A 0%,
  '97 (d)                                   NR            $1,150      $1,063,520
                                                                       --------
Venezuela--9.9%
 Banco Central Venezuela NMB B-P 6.625%,
  '05 (c) (e)                               Ba               500         430,625
 Republic of Venezuela DCB Euro 6.625%,
  '07 (c) (e)                               Ba             2,000       1,727,500
 Republic of Venezuela-FLIRB A Euro
  6.625%, '07 (c) (e)                       Ba               750         654,844
 Republic of Venezuela Series A NMB
  6.75%, '05 (c) (e)                        Ba             1,250       1,076,563
                                                                       --------
                                                                       3,889,532
                                                                       --------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $38,488,704)                                      $ 40,956,232
                                                                     -----------
TOTAL LONG-TERM INVESTMENTS--107.0%
 (Identified cost $39,599,537)                                        42,117,857
                                                                     -----------
TOTAL INVESTMENTS--107.0%
 (Identified cost $39,599,537)                                        42,117,857(a)
 Cash and receivables, less liabilities--(7.0%)                       (2,743,851)
                                                                     -----------
NET ASSETS--100.0%                                                  $ 39,374,006
                                                                     ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,442,963 and gross depreciation of $126,036 for income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $39,800,930.
(b) Non-income producing.
(c) Variable or step coupon bond; interest rate reflects the rate currently in effect.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996, these securities amount to a value of $2,493,943 or 6.3% of net assets.
(e) Segregated as collateral.
(f) When issued.
(g) Par value represents Mexican Pesos.

                      See Notes to Financial Statements

Emerging Markets Bond Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $39,599,537)                               $42,117,857
Receivables
 Investment securities sold                                    10,864,175
 Fund shares sold                                                 350,734
 Interest                                                         396,137
                                                                ---------
  Total assets                                                 53,728,903
                                                                ---------

Liabilities
Payables
 Investment securities purchased                               11,380,738
 Custodian                                                      2,785,176
 Fund shares repurchased                                           87,037
 Investment advisory fee                                           16,689
 Distribution fee                                                  13,382
 Trustees' fee                                                     11,179
 Transfer agent fee                                                 7,393
 Financial agent fee                                                  920
Accrued expenses                                                   52,383
                                                                ---------
  Total liabilities                                            14,354,897
                                                                ---------
Net Assets                                                    $39,374,006
                                                                =========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $30,332,625
Undistributed net investment income                               161,377
Accumulated net realized gain                                   6,361,684
Net unrealized appreciation                                     2,518,320
                                                                ---------
Net Assets                                                    $39,374,006
                                                                =========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $29,660,948)              2,004,511

Net asset value per share                                          $14.80
Offering price per share
  $14.80/(1-4.75%)                                                 $15.54

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $9,713,058)                 657,300

Net asset value and offering price per share                       $14.78

                           STATEMENT OF OPERATIONS
                         YEAR ENDED NOVEMBER 30, 1996

 Investment Income
Interest                                                       $2,830,250
                                                              -----------
   Total investment income                                      2,830,250
                                                              -----------

Expenses
Investment advisory fee                                           177,790
Distribution fee--Class A                                          46,409
Distribution fee--Class B                                          51,419
Financial agent fee                                                 7,112
Registration                                                       68,083
Transfer agent                                                     51,062
Professional                                                       44,500
Printing                                                           26,321
Custodian                                                          22,885
Trustees                                                           21,543
Miscellaneous                                                       1,000
                                                              -----------
   Total expenses                                                 518,124
   Less expenses borne by investment adviser                     (123,979)
                                                              -----------
   Net expenses                                                   394,145
                                                              -----------
Net investment income                                           2,436,105
                                                              -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                 6,414,105
Net realized loss on foreign currency transactions                (69,562)
Net change in unrealized appreciation (depreciation) on
  investments                                                   2,233,148
                                                              -----------

NET GAIN ON INVESTMENTS                                         8,577,691
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $11,013,796
                                                              ===========

                      See Notes to Financial Statements

Emerging Markets Bond Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                          Year         From Inception
                                                          Ended           9/5/95 to
                                                    November 30, 1996     11/30/95
                                                    -----------------  ----------------
From Operations
 Net investment income                                  $2,436,105          $268,890
 Net realized gain (loss)                                6,344,543           (47,814)
 Net change in unrealized appreciation
  (depreciation)                                         2,233,148           285,172
                                                       -----------       -----------
 Increase in net assets resulting from operations       11,013,796           506,248
                                                       -----------       -----------
From Distributions to Shareholders
 Net investment income--Class A                         (1,792,007)         (273,459)
 Net investment income--Class B                           (458,779)           (6,598)
                                                       -----------       -----------
 Decrease in net assets from distributions to
  shareholders                                          (2,250,786)         (280,057)
                                                       -----------       -----------
From Share Transactions
Class A
 Proceeds from sales of shares (923,074 and
  1,168,270 shares, respectively)                       12,175,504        11,682,486
 Net asset value of shares issued from
  reinvestment of distributions (131,956 and 26,928
  shares, respectively)                                  1,635,413           269,932
 Cost of shares repurchased (243,677 and 2,040
  shares, respectively)                                 (3,184,227)          (19,703)
                                                       -----------       -----------
   Total                                                10,626,690        11,932,715
                                                       -----------       -----------
Class B
 Proceeds from sales of shares (700,581 and 58,050
  shares, respectively)                                  8,585,460           580,946
 Net asset value of shares issued from
  reinvestment of distributions (17,331 and 592
  shares, respectively)                                    219,353             5,911
 Cost of shares repurchased (119,165 and 89
  shares, respectively)                                 (1,565,347)             (923)
                                                       -----------       -----------
   Total                                                 7,239,466           585,934
                                                       -----------       -----------
 Increase in net assets from share transactions         17,866,156        12,518,649
                                                       -----------       -----------
 Net increase in net assets                             26,629,166        12,744,840
Net Assets
 Beginning of period                                    12,744,840                 0
                                                       -----------       -----------
 End of period (including undistributed net
  investment income of $161,377 and $5,701,
  respectively)                                        $39,374,006       $12,744,840
                                                       ===========       ===========

                      See Notes to Financial Statements

Emerging Markets Bond Portfolio

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                    Class A                      Class B
                                         ----------------------------  ----------------------------
                                                             From                         From
                                           Year Ended     Inception     Year Ended      Inception
                                          November 30,    9/5/95 to    November 30,     9/5/95 to
                                              1996         11/30/95        1996         11/30/95
                                         -------------- ------------- --------------  -------------
Net asset value, beginning of period          $10.18        $10.00        $10.18         $10.00
Income from investment operations
 Net investment income                          1.26(5)       0.25(4)(5)    1.19(5)        0.22(4)(5)
 Net realized and unrealized gain               4.56          0.18          4.53           0.20
                                             --------      --------       --------       --------
  Total from investment operations              5.82          0.43          5.72           0.42
                                             --------      --------       --------       --------
Less distributions
 Dividends from net investment income          (1.20)        (0.25)        (1.12)         (0.24)
                                             --------      --------       --------       --------
  Total distributions                          (1.20)        (0.25)        (1.12)         (0.24)
                                             --------      --------       --------       --------
Change in net asset value                       4.62          0.18          4.60           0.18
                                             --------      --------       --------       --------
Net asset value, end of period                $14.80        $10.18        $14.78         $10.18
                                             ========      ========       ========       ========
Total return(1)                                60.18%         4.40%(3)     58.94%          4.22%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)        $29,661       $12,149        $9,713           $596
Ratio to average net assets of:
 Operating expenses                             1.50%         1.50%(2)      2.25%          2.25%(2)
 Net investment income                         10.41%        10.48%(2)      9.79%         10.29%(2)
Portfolio turnover                               378%           38%(3)       378%            38%(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.

                      See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, seven Portfolios are offered for sale: Tax- Exempt Bond Portfolio, Mid Cap Portfolio (formerly the Capital Appreciation Portfolio), International Portfolio, Real Estate Securities Portfolio, Emerging Markets Bond Portfolio, Endowment Equity Portfolio and Diversified Income Portfolio. The Endowment Equity Portfolio and Diversified Income Portfolio are reported separately from these financial statements. Each Portfolio has distinct investment objectives. The Tax-Exempt Bond Portfolio seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Mid Cap Portfolio seeks as its investment objective long-term appreciation of capital. The International Portfolio seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Portfolio seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Portfolio seeks to achieve high current income with a secondary objective of long-term capital appreciation.

  The Trust offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the portfolio is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Portfolio which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.

C. Income taxes:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1996 (Continued)

trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

  The Mid Cap Portfolio, the Emerging Markets Bond Portfolio and the International Portfolio may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked- to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures contracts:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Loan agreements:

  The Trust may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

I. Security lending:

  The Trust (with the exception of the Real Estate Securities Portfolio) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers, Harriman, custodian for the International Portfolio. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1996, the Trust had the following market value of security loans and collateral:

                        Value of
                       Securities      Value of
                        on Loan       Collateral
                     --------------  -------------
Mid Cap Portfolio     $28,440,000    $29,424,800

J. Expenses:

  Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1996 (Continued)

K. When-Issued and delayed delivery transactions:

  The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL"), and Phoenix Realty Securities, Inc. ("PRS"), an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Portfolio, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Portfolio:

                                         1st         $1-2       $2+
                                     $1 Billion    Billion    Billion
                                    -------------  --------- ----------
Tax-Exempt Bond Portfolio               0.45%       0.40%      0.35%
Mid Cap Portfolio                       0.75%       0.70%      0.65%
International Portfolio                 0.75%       0.70%      0.65%
Real Estate Securities Portfolio        0.75%       0.70%      0.65%
Emerging Markets Bond Portfolio         0.75%       0.70%      0.65%

  Pursuant to a Sub-Advisory Agreement with the Trust, PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Securities Portfolio.

  The respective Advisers have agreed to reimburse the Real Estate Securities Portfolio and the Emerging Markets Bond Portfolio to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.30% and 1.50%, respectively, of the average daily net assets for Class A shares and 2.05% and 2.25%, respectively, for Class B shares.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $165,918 for Class A shares and deferred sales charges of $92,998 for Class B shares for the year ended November 30, 1996. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 1996, $508,107 was retained by the Distributor and $1,764,985 was paid out to unaffiliated Participants.

  As Financial Agent to the Trust and to each Portfolio, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of each Portfolio for bookkeeping, administrative and pricing services.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1996, transfer agent fees were $1,763,614 of which PEPCO retained $605,114 which is net of fees paid to State Street.

  At November 30, 1996, PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:

                                                                    Aggregate
                                                       Shares    Net Asset Value
                                                   ------------  ---------------
Tax-Exempt Bond Portfolio--Class A                     392,329     $ 4,421,551
International
  Portfolio--Class A                                   407,330       5,898,138
Real Estate Securities
  Portfolio--Class A                                   529,336       6,955,469
           --Class B                                    10,693         140,079
Emerging Markets Bond
  Portfolio--Class A                                 1,331,192      19,688,325
           --Class B                                    11,215         165,651

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended November 30, 1996 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                         Purchases          Sales
                                     ----------------  ----------------
Tax-Exempt Bond Portfolio             $   37,685,259    $   46,657,738
Mid Cap Portfolio                      1,014,089,046     1,112,672,033
International Portfolio                  194,049,666       203,267,130
Real Estate Securities Portfolio          15,913,498         5,320,765
Emerging Markets Bond Portfolio          111,943,459        90,091,682


  There were no purchases or sales of long-term U.S. Government and agency securities during the year ended November 30, 1996.

  At November 30, 1996, the Tax-Exempt Bond Portfolio had entered into futures contracts as follows:

                                    Value of
                                    Contracts      Market           Net
                      Number of       when        Value of      Unrealized
     Description      Contracts      Opened       Contracts    Depreciation
-------------------- ------------ ------------- -------------  ---------------
U.S. Treasury
  March, '97 (Short)      20       $2,300,000    $2,317,500      $(17,500)

  PHOENIX MULTI-PORTFOLIO FUND
  NOTES TO FINANCIAL STATEMENTS
  November 30, 1996 (continued)

4. FORWARD CURRENCY CONTRACTS

  As of November 30, 1996, the International Portfolio had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                            In                                         Net
       Contracts         Exchange      Settlement                  Unrealized
       to Deliver          For            Date         Value      Appreciation
--------------------  --------------- ------------  ------------  --------------
DM        8,250,000   US    5,415,518     1/6/97      $5,386,794     $ 28,724
SF        6,530,000   US    5,242,033     1/6/97       5,044,672      197,361
YEN   1,073,000,000   US    9,710,846     1/6/97       9,485,749      225,097
                                                                     --------
                                                                     $451,182
                                                                     ========
     DM =   German Deutschemark           US =  U.S. Dollar
     SF =   Swiss Franc                  YEN =  Japanese Yen

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios of the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1996, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                   Capital paid
                                   Undistributed    Accumulated    in on shares
                                  net investment   net realized   of beneficial
                                      income        gain (loss)      interest
                                 ---------------- --------------  --------------
Tax-Exempt Bond Portfolio           $  (46,716)     $    88,101      $(41,385)
Mid Cap Portfolio                      914,819         (917,387)        2,568
International Portfolio              2,078,957       (2,078,957)           --
Real Estate Securities Portfolio        12,612               --       (12,612)
Emerging Markets Bond Portfolio        (29,643)          69,562       (39,919)

TAX NOTICE (Unaudited)

  For the fiscal year ended November 30, 1996, the Tax-Exempt Bond Portfolio distributed $7,556,869 of exempt-interest dividends.

  For the fiscal year ended November 30, 1996 the Mid Cap Portfolio and the International Portfolio distributed $8,612,420 and $375,113 of long-term capital gain dividends, respectively.






  This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                      REPORT OF INDEPENDENT ACCOUNTANTS



[LOGOTYPE] Price Waterhouse LLP                                         [LOGO]



To the Trustees and Shareholders of
Phoenix Multi-Portfolio Fund

  In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Exempt Bond Portfolio, the Mid Cap Portfolio (formerly the Capital Appreciation Portfolio), the International Portfolio, the Real Estate Securities Portfolio and the Emerging Markets Bond Portfolio (constituting separate series of the Multi-Portfolio Fund, hereafter referred to as the "Fund") at November 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodians and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
January 10, 1997

PHOENIX MULTI-PORTFOLIO FUND
101 Munson Street
Greenfield, MA 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
David L. Albrycht, Vice President
Curtiss O. Barrows, Vice President
Mathew Considine, Vice President
Jeanne H. Dorey, Vice President
Timothy M. Heaney, Vice President
William E. Keen III, Vice President
Peter S. Lannigan, Vice President
David Lui, Vice President
Thomas S. Melvin, Jr., Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect St.
Hartford, CT 06115-0480

Phoenix Realty Securities, Inc.
(Real Estate Securities Portfolio)
38 Prospect St.
Hartford, CT 06115-0479

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Custodians
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Brown Brothers Harriman & Co.
(International Portfolio)
40 Water Street
Boston, MA 02109

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Legal Counsel
Jorden, Burt, Berenson & Johnson, LLP
Suite 400 East
1025 Thomas Jefferson Street N.W.
Washington, D.C. 20007-0805

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Phoenix Multi-Portfolio Fund                             [POSTAGE PERMIT]
                                                          Bulk Rate Mail
P.O. Box 2200                                              U.S. Postage
Enfield, CT 06083-2200                                         PAID
                                                          Springfield, MA
                                                           Permit No.444














[LOGO] PHOENIX
       DUFF & PHELPS

PDP 490 (1/97)

[LOGOTYPE] PHOENIX
           DUFF & PHELPS

                          PHOENIX MULTI-PORTFOLIO FUND



                           ENDOWMENT EQUITY PORTFOLIO
                                 ANNUAL REPORT


                               NOVEMBER 30, 1996

PHOENIX ENDOWMENT EQUITY PORTFOLIO

     Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market -- a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by market capitalization, large company stocks outperformed their small-cap counterparts by wide margins during the fiscal year.

     The continued rally in the U.S. stock market helped the Endowment Equity Portfolio post double-digit returns over this latest reporting period. For the twelve months ended November 30, 1996, the Fund provided a total return of 19.68% Although these results were strong on an absolute basis, they did lag behind Standard & Poor's 500 Composite Stock Index, an unmanaged, commonly used measure of stock performance, which returned 28.02% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

     Our equity exposure in the consumer cyclical sector as well as weakness in some of our health care and technology holdings held back performance during this reporting period. Positive contributors included our strong stock selection in the consumer staples, financial, energy and basic materials sectors. Some of our best individual performers during this period included such companies as Intel, Tyco International, Gucci, Estee Lauder, Diamond Offshore Drilling and Citicorp.

     In a market caught between long-term concerns and intermediate opportunities, we are maintaining exposure to growth companies that have some sensitivity to the domestic economy and/or foreign sales growth. This includes stocks in our Hybrid Network theme which concentrates on computer networking and telecommunications equipment firms providing the hardware, software and the services needed to help merge voice, data and video communications onto one network. Deregulating Financial Services is another high conviction theme that we developed which capitalizes on companies that can benefit from the demographic shift to savings and investments and the continued trend of government deregulation. Lastly, we continue to emphasize our Energy Technology theme which represents energy service firms that provide productivity enhancing solutions to exploration and production companies.

     After two back to back years of powerful performance, the equity risk level is rising. We believe that the key to 1997 outperformance lies in taking advantage of market inefficiencies within a volatile trading range combined with individual stock selection. Moving forward, we believe our key investment themes will serve us well in this environment, given their ability to capture change and identify strong earnings growth in a timely manner. As of November 30, 1996, the Fund's asset allocation mix was 92% equities and 8% cash equivalents.

ENDOWMENT EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[LINE CHART]

Year End            Endowment Equity         S&P 500 Index*
-------------      -------------------      ------------------
     4/1/93             $10,000                 $10,000

    11/30/93            $11,123                 $10,418


    11/30/94            $10,481                 $10,531


    11/30/95            $14,187                 $14,427


    11/30/96            $16,980                 $18,469

[/LINE CHART]



Average Annual Total Returns for Periods Ending 11/30/96
                                                                From Inception
                                                                   4/1/93 to
                                                   1 Year          11/30/96
--------------------------------------------------------------------------------
Endowment Equity Portfolio                          19.68%         15.52%
--------------------------------------------------------------------------------
S&P 500 Index*                                      28.02%         18.20%
--------------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 4/1/93 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The S&P 500 Index is an unmanaged but commonly used measure of stock return performance. The S&P 500's performance does not reflect sales charges.

ENDOWMENT EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                 SHARES    VALUE
                                                             ----------  --------
COMMON STOCKS                                        88.6%
Aerospace & Defense                                   3.5%
        Boeing Company                                             100     $9,938
        United Technologies Corp.                                   50      7,012
                                                                         ---------
                                                                           16,950
                                                                         ---------
Banks                                                 6.5%
        BankAmerica Corp.                                          100     10,300
        Chase Manhattan Corp.                                      100      9,450
        Citicorp                                                   100     10,925
                                                                         ---------
                                                                           30,675
                                                                         ---------
Chemical                                              1.7%
        Monsanto Co.                                               200      7,950
                                                                         ---------

Computer Software & Services                          7.8%
        Computer Associates International, Inc.                    100      6,575
        Computer Sciences Corp. (b)                                100      7,863
        First Data Corp.                                           200      7,975
        Microsoft Corp. (b)                                         50      7,843
        Oracle Systems Corp. (b)                                   150      7,350
                                                                         ---------
                                                                           37,606
                                                                         ---------
Conglomerates                                         3.2%
        Thermo Electron Corp. (b)                                  200      7,250
        Tyco International Ltd.                                    150      8,213
                                                                         ---------
                                                                           15,463
                                                                         ---------
Cosmetics & Soaps                                     3.5%
        Colgate Palmolive Co.                                      100      9,263
        Estee Lauder Companies Class A                             150      7,500
                                                                         ---------
                                                                           16,763
                                                                         ---------
Diversified Financial Services                        6.9%
        Associates First Capital Corp.                             150      7,256
        Federal National Mortgage Assoc.                           250     10,312
        First USA, Inc.                                            200      6,575
        Travelers Group, Inc.                                      200      9,000
                                                                         ---------
                                                                           33,143
                                                                         ---------
Diversified Miscellaneous                             4.2%
        CUC International, Inc. (b)                                200      5,275
        Duracell International, Inc.                               100      6,662
        Equifax, Inc.                                              250      8,188
                                                                         ---------
                                                                           20,125
                                                                         ---------
Electrical Equipment                                  1.8%
        Raychem Corp.                                              100      8,525
                                                                         ---------

Electronics                                           6.4%
        Applied Materials, Inc. (b)                                200      7,625
        Intel Corp.                                                100     12,688
        Perkin Elmer Corp.                                         100      6,162
        Xilinx, Inc. (b)                                           100      4,387
                                                                         ---------
                                                                           30,862
                                                                         ---------
Entertainment, Leisure & Gaming                       1.5%
        Walt Disney Co.                                            100      7,375
                                                                         ---------

Healthcare - Drugs                                    3.3%
        Lilly (Eli) & Co.                                          100      7,650
        Merck & Co., Inc.                                          100      8,300
                                                                         ---------
                                                                           15,950
                                                                         ---------
                                           See Notes to Financial Statements

                                                                               3

ENDOWMENT EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                     SHARES    VALUE
                                                                 ---------- ---------


Hospital Management & Services                         2.8%
        Columbia/HCA Healthcare Corp.                                 150      6,000
        HEALTHSOUTH Corp. (b)                                         200      7,525
                                                                            ---------
                                                                              13,525
                                                                            ---------
Insurance                                              2.6%
        Allstate Corp.                                                100      6,025
        SunAmerica, Inc.                                              150      6,281
                                                                            ---------
                                                                              12,306
                                                                            ---------
Machinery                                              2.8%
        Case Corp.                                                    100      5,250
        Dover Corp.                                                   150      8,006
                                                                            ---------
                                                                              13,256
                                                                            ---------
Medical Products & Supplies                            6.0%
        Boston Scientific Corp. (b)                                   150      8,756
        Guidant Corp.                                                 100      5,288
        Johnson & Johnson                                             150      7,969
        Medtronic, Inc.                                               100      6,612
                                                                            ---------
                                                                              28,625
                                                                            ---------
Natural Gas                                            3.2%
        Apache Corp.                                                  200      7,275
        Burlington Resources, Inc.                                    150      7,950
                                                                            ---------
                                                                              15,225
                                                                            ---------
Oil Service & Equipment                                8.7%
        BJ Services Co. (b)                                           100      4,775
        Diamond Offshore Drilling (b)                                 150      9,563
        Dresser Industries, Inc.                                      200      6,550
        Halliburton Co.                                               100      6,025
        Schlumberger Ltd.                                             100     10,400
        Weatherford Enterra, Inc. (b)                                 150      4,575
                                                                            ---------
                                                                              41,888
                                                                            ---------
Paper & Forest Products                                2.0%
        Kimberly Clark Corp.                                          100      9,775
                                                                            ---------

Pollution Control                                      1.3%
        U.S.A. Waste Services, Inc. (b)                               200      6,450
                                                                            ---------

Retail                                                 6.1%
        CVS Corp.                                                     200      8,225
        Home Depot, Inc.                                              150      7,819
        Lowe's Companies, Inc.                                        200      8,125
        Staples, Inc. (b)                                             250      4,937
                                                                            ---------
                                                                              29,106
                                                                            ---------
Telecommunications Equipment                           2.8%
        Cisco Systems, Inc. (b)                                       100      6,788
        Lucent Technologies, Inc.                                     129      6,611
                                                                            ---------
                                                                              13,399
                                                                            ---------
TOTAL COMMON STOCKS
        (Identified cost $354,931)                                           424,942
                                                                            ---------

                        See Notes to Financial Statements


                                                                               4


ENDOWMENT EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                   SHARES     VALUE
                                                                 --------   ---------

FOREIGN COMMON STOCKS                                     3.3%
Cosmetics & Soaps                                         1.8%
        Unilever NV (Netherlands)                                      50       8,656
                                                                            ----------

Textile & Apparel                                         1.5%
        Gucci Group NV-NY Reg Shrs (Italy)                            100       7,338
                                                                            ----------

TOTAL FOREIGN COMMON STOCKS
        (Identified cost $12,216)                                              15,994
                                                                            ----------

TOTAL INVESTMENTS                                        91.9%
        (Identified cost $367,147)                                            440,936 (a)
        Cash and receivables, less liabilities            8.1%                 38,620
                                                                            ----------
NET ASSETS                                              100.0%               $479,556
                                                                            ==========



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $74,855, and gross depreciation of $2,391 for federal income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $368,472.
(b) Non-income producing.



                        See Notes to Financial Statements

Endowment Equity Portfolio
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 1996



Assets
Investment securities at value
   (Identified cost $367,147)                                  $440,936
Cash                                                             68,841
Receivables
   Interest and dividends                                         1,273
   Receivable from adviser                                       14,025
                                                               ---------
       Total assets                                             525,075
                                                               ---------

Liabilities
Payables
   Trustees' fee                                                 11,179
   Transfer agent fee                                             1,557
   Financial agent fee                                               33
Accrued expenses                                                 32,750
                                                               ---------
       Total liabilities                                         45,519
                                                               ---------
Net Assets                                                     $479,556
                                                               =========


Net Assets Consist of:
Capital paid in on shares of beneficial interest               $269,337
Undistributed net investment income                               1,358
Accumulated net realized gains                                  135,072
Net unrealized appreciation                                      73,789
                                                               ---------
Net Assets                                                     $479,556
                                                               =========


Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization                                       35,727

Net asset value and offering price per share                     $13.42


                        See Notes to Financial Statements

Endowment Equity Portfolio
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1996

Investment Income
Dividends                                                              $25,542
Interest                                                                 8,483
                                                                      ---------
      Total investment income                                           34,025
                                                                      ---------

Expenses
Investment advisory fee                                                 20,860
Financial agent fee                                                        834
Professional                                                            34,184
Trustees                                                                20,444
Transfer agent                                                          18,327
Registration                                                            11,378
Custodian                                                               12,434
Printing                                                                 5,661
Miscellaneous                                                              174
                                                                      ---------
      Total expenses                                                   124,296
      Less expenses borne by investment adviser                       (102,855)
                                                                      ---------
      Net expenses                                                      21,441
                                                                      ---------

Net investment income                                                   12,584
                                                                      ---------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                        794,465
Net change in unrealized appreciation (depreciation) on investments   (375,286)
                                                                      ---------

Net gain on investments                                                419,179
                                                                      ---------

Net increase in net assets resulting from operations                  $431,763
                                                                      =========


                       See Notes to Financial Statements

Endowment Equity Portfolio
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS



                                                                       Year Ended          Year Ended
                                                                    November 30, 1996  November 30, 1995
                                                                    -----------------  -----------------
From Operations
     Net investment income                                                 $12,584          $41,001
     Net realized gain                                                     794,465          882,876
     Net change in unrealized appreciation (depreciation)                 (375,286)         378,110
                                                                        -----------      -----------
     Increase in net assets resulting from operations                      431,763        1,301,987
                                                                        -----------      -----------

From Distributions to Shareholders
     Net investment income                                                 (12,904)         (70,324)
     Net realized gains                                                   (558,885)               -
                                                                        -----------      -----------
     Decrease in net assets from distributions to shareholders            (571,789)         (70,324)
                                                                        -----------      -----------

From Share Transactions
     Proceeds from sales of shares (0 and 23,742, respectively)                  -          250,000
     Net asset value of shares issued from reinvestment
        of distributions (51,281 and 6,812 shares, respectively)           571,782           70,324
     Cost of shares repurchased
        (331,984 and 168,483 shares, respectively)                      (4,073,751)      (1,873,000)
                                                                        -----------      -----------
     Decrease in net assets from share transactions                     (3,501,969)      (1,552,676)
                                                                        -----------      -----------
     Net decrease in net assets                                         (3,641,995)        (321,013)
Net Assets
     Beginning of period                                                 4,121,551        4,442,564
                                                                        -----------      -----------
     End of period (including undistributed net investment income of
        $1,358 and $10,369, respectively)                                 $479,556       $4,121,551
                                                                        ===========      ===========


                        See Notes to Financial Statements

Endowment Equity Portfolio
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)

                                                                                                            From
                                                  Year               Year                Year            Inception
                                                 Ended              Ended               Ended            4/1/93 to
                                            November 30, 1996  November 30, 1995   November 30, 1994     11/30/93
                                            -----------------  -----------------   -----------------     --------
Net Asset value, beginning of period            $13.03           $  9.78               $ 11.09           $ 10.00
Income from investment operations
     Net investment income                        0.06(1)(4)        0.11(1)(4)            0.14(1)           0.10(1)
     Net realized and unrealized gain (loss)      2.14              3.31                 (0.73)             1.02
                                                ------           -------               -------           -------
          Total from investment operations        2.20              3.42                 (0.59)             1.12
                                                ------           -------               -------           -------

Less distributions
     Dividends from net investment income        (0.04)            (0.17)                (0.14)            (0.03)
     Distributions from net realized gains       (1.77)            --                    (0.58)            --
                                                ------           -------               -------           -------
          Total distributions                    (1.81)            (0.17)                (0.72)            (0.03)
                                                ------           -------               -------           -------

Change in net asset value                         0.39              3.25                 (1.31)             1.09
                                                ------           -------               -------           -------
Net asset value, end of period                  $13.42           $ 13.03               $  9.78           $ 11.09
                                                ======           =======               =======           =======

Total return                                     19.68%            35.35%                -5.77%            11.23%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)             $480            $4,122                $4,443            $4,944
Ratio to average net assets of:
     Operating expenses                           0.77%             0.85%                 0.85%             0.85%(2)
     Net investment income                        0.45%             0.95%                 1.42%             1.54%(2)
Portfolio turnover                                 142%              248%                  250%              312%(2)
Average commission rate (5)                    $0.0503               N/A                   N/A               N/A

(1)Includes reimbursement of operating expenses by investment adviser of $0.45, $0.24, $0.15 and $0.15, respectively. For the year ended November 30, 1996, $0.01 of the reimbursement is in excess of the expense limitation described in Note 2.
(2)Annualized
(3)Not annualized
(4)Computed using average shares outstanding
(5)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
ENDOWMENT EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

     The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, The Trust consists of seven Portfolios: Endowment Equity Portfolio, Diversified Income Portfolio, Tax-Exempt Bond Portfolio, International Portfolio, Mid Cap Portfolio (formerly Capital Appreciation Portfolio), Emerging Markets Bond Portfolio and Real Estate Securities Portfolio. This report only covers the Endowment Equity Portfolio (the "Portfolio"). The Fund's investment objective is to achieve long-term appreciation of capital.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price.

     Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses are determined on the identified cost basis.

C. Security lending:

     The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1996, the Endowment Equity Portfolio had no security loans outstanding.

D. Income taxes:

     Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

E. Distributions to shareholders:

     Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. The Portfolio also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-PORTFOLIO FUND
ENDOWMENT EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1996 (Continued)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") is entitled to a fee, based on an annual rate of 0.75% of the average daily net assets of the Endowment Equity Portfolio. The Adviser has agreed to reimburse the Endowment Equity Portfolio to the extent that expenses exceed 0.85% of the average daily net assets.

     As Financial Agent to the Trust and to each Portfolio, Phoenix Equity Planning Corporation ("PEPCO"), receives a fee at an annual rate of 0.03% of the average daily net assets for bookkeeping, administrative and pricing services.

     PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1996, transfer agent fees were $18,327 which were all paid to State Street.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended November 30, 1996 (excluding U.S. Government securities and short-term securities) were $3,607,939 and $7,735,773, respectively.

     There were no purchases or sales of U.S. Government securities.

4. OTHER

     As of November 30, 1996, the Endowment Equity Portfolio had one shareholder who owned more than 10% of shares outstanding, who is not affiliated with PHL. In the aggregate, this shareholder owned 99.9% of shares outstanding.

5. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Portfolio has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1996, the Portfolio has decreased undistributed net investment income by $8,691, decreased accumulated net realized gains by $655,152, and increased capital paid in on shares of beneficial interest by $663,843.




TAX INFORMATION NOTICE (Unaudited)

     For the fiscal year ended November 30, 1996, the fund distributed $286,141 of long-term capital gain dividends.




This report is not authorized for distribution to prospective investors in the Phoenix Endowment Equity Portfolio unless preceded or accompanied by an effective prospectus which includes information concerning the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS


[LOGOTYPE] Price Waterhouse LLP

To the Trustees and Shareholders of
Phoenix Endowment Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Endowment Equity Portfolio (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





Boston, Massachusetts
January 15, 1997

PHOENIX ENDOWMENT EQUITY PORTFOLIO
101 Munson Street
Greenfield, MA  01301

Trustees                                    Principal Underwriter
C. Duane Blinn                              Phoenix Equity Planning Corporation
Robert Chesek                               100 Bright Meadow Boulevard
E. Virgil Conway                            P. O. Box 2200
Harry Dalzell-Payne                         Enfield, CT  06083-2200
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin                        Custodian
Everett L. Morris                           State Street Bank and Trust Company
James M. Oates                              P. O. Box 351
Calvin J. Pedersen                          Boston, MA  02101
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson                         Transfer Agent
Lowell P. Weicker, Jr.                      Phoenix Equity Planning Corporation
                                            100 Bright Meadow Boulevard
Officers                                    P. O. Box 2200
Philip R. McLoughlin, President             Enfield, CT  06083-2200
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President    Legal Counsel
David L. Albrycht, Vice President           Jorden, Burt, Berenson & Johnson LLP
Curtiss O. Barrows, Vice President          Suite 400 East
Matthew Considine, Vice President           1025 Thomas Jefferson Street, N.W.
Jeanne H. Dorey, Vice President             Washington, D.C.  20007-0805
Timothy M. Heaney, Vice President
William E. Keen III, Vice President
Peter S. Lannigan, Vice President           Independent Accountants
David Lui, Vice President                   Price Waterhouse LLP
Thomas S. Melvin, Jr., Vice President       160 Federal Street
William R. Moyer, Vice President            Boston, MA  02110
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT  06115-0480

[LOGOTYPE] PHOENIX
           DUFF & PHELPS



                          PHOENIX MULTI-PORTFOLIO FUND



                          DIVERSIFIED INCOME PORTFOLIO
                                 ANNUAL REPORT


                               NOVEMBER 30, 1996

PHOENIX DIVERSIFIED INCOME PORTFOLIO

     Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in interest rates during this latest twelve-month reporting period. During December and January, the Federal Reserve cut the Fed Funds Rate in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Fed would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's condition. As more information became available, it became evident that the economy had grown robustly over the first half of 1996. During this period, interest rates were pushed higher as the financial markets had to consider the threat of future inflation.

     By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly apparent and concerns over inflation declined. These signs of a slower economy allowed interest rates to fall for the remainder of the reporting period. In total, the yield on the bellweather 30-year Treasury bond ranged from as low as 5.95% to high as 7.19% over the last twelve months. Despite all these market gyrations, the "long bond" finished the reporting period at 6.36% -- only 28 basis points higher than where it started one year ago.

     Despite a challenging bond market environment, the Diversified Fixed-Income Portfolio posted outstanding results over this latest reporting cycle. For the twelve-month period ended November 30, 1996, the Fund provided a total return of 15.32%. These results compare very favorably with the Lehman Brothers Aggregate Bond Index return of 6.07% over the same period. All of these returns assume reinvestment of any distributions, but exclude the effect of sales charges.

     The Fund's strong performance over the latest reporting period can be attributed primarily to its holdings in the emerging markets and corporate high-yield sectors as well as its commercial and non-agency residential mortgage-backed exposure. Although often overlooked by many bond investors, our focus on taxable municipal securities also enhanced the Fund's overall results. As of November 30, 1996, the Fund had an average credit quality of "BBB" and its average duration was 4.89 years.

Outlook

     As we move closer to year-end, we are pleased to see that much of the pessimism that has afflicted the bond market during 1996 appears to have subsided. Although concerns over inflation are still present, the latest economic data suggests that we could see a slower economy going forward. If this outlook is correct, it will be a welcome relief for the fixed-income market.


     Looking ahead, we have not made any drastic modifications to the Fund's sector strategy. As a result of an improving real estate market and growing institutional investor demand, we still favor commercial mortgage-backed securities relative to investment-grade corporates. Non-agency residential mortgage-backed securities also look attractive versus agency mortgage-backed securities, as they offer a significant yield advantage. We continue to maintain our exposure to the taxable municipal sector as well as asset-backed securities. Lastly, despite the extended rally in the emerging markets sector, we are finding attractive valuations in countries like Mexico, Argentina, Brazil and Venezuela. As always, we will continue to overweight undervalued sectors of the bond market as our primary means of adding value relative to our benchmark, the Lehman Brothers Aggregate Bond Index.

DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

Year End    Diversified Income Portfolio   Lehman Brothers Aggregate Bond Index*
--------    ----------------------------   -------------------------------------
 4/1/93             $10,000                           $10,000

11/30/93            $10,535                           $10,482


11/30/94             $9,981                           $10,162


11/30/95            $11,643                           $11,955


11/30/96            $13,427                           $12,681

[/LINE GRAPH]


Average Annual Total Returns for Periods Ending 11/30/96
                                                              From Inception
                                                                 4/1/93 to
                                                      1 Year     11/30/96
--------------------------------------------------------------------------------
Diversified Income Portfolio                          15.32%       8.36%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*                  6.07%       6.69%
--------------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 4/1/93 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers fixed income indices. The index's performance does not include sales charges.

DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                                    MOODY'S
                                                                                      BOND         PAR
                                                                                     RATING       VALUE
                                                                                   (Unaudited)    (000)         VALUE
                                                                                   -----------   ---------  ---------------
U.S. GOVERNMENT SECURITIES                                             3.0%
U.S. Treasury Bonds                                                    3.0%
    U.S. Treasury Bond 6.75%, '26                                                     Aaa            $125     $130,347

    U.S. Treasury Bond 6.50%, '26                                                     Aaa              50       50,937
                                                                                                            -----------
                                                                                                               181,284
                                                                                                            -----------
TOTAL U.S. GOVERNMENT SECURITIES
    (Identified cost $174,112)                                                                                 181,284
                                                                                                            -----------

NON-CONVERTIBLE BONDS                                                  56.5%
Asset-Backed Securities                                                7.3%
    Airplanes Pass Through Trust 1C 8.15%, '19                                        Baa             100      106,274
    Green Tree Financial Corp. 95-8, A2 6.15%, '26                                    Aaa             200      200,594
    Green Tree Financial Corp. 96-3, B1 7.70%, '27                                    Baa             125      128,184
                                                                                                            -----------
                                                                                                               435,052
                                                                                                            -----------
Hospital Management & Services                                         4.6%
    Healthsouth Rehabilitation Sr. Sub Notes 9.50%, '01                                Ba             125      133,437
    Tenet Healthcare Corp. Sr. Note 9.625%, '02                                        Ba             125      138,281
                                                                                                            -----------
                                                                                                               271,718
                                                                                                            -----------
Non-Agency Mortgage Backed Securities                                  39.0%
    Bear Stearns Mortgage 144A 95-1, 2B3 7.40%, '10 (d)                                NR             229      207,794
    General Electric Capital Mortgage Services, Inc. 96-8, 2A5 7.50%, '26             AAA     (b)     224      227,177
    Lehman Structured Securities Corp. 96-1, E1 7.995%, '26                           BBB     (b)     250      258,047
    Morgan Stanley Capital 144A, I 96-WF1, C 6.59%, '06 (d)                            A              200      196,000
    Norwest Asset Securities Corp. 96-3, B2 7.25%, '26                                BBB     (b)     150      145,863
    Oakwood Mortgage Investors 96-C, A2 6.45%, '27 (f)                                AAA     (b)    $150      150,703
    Residential Asset Securitization Trust 96-A8, C2 8%, '26                          AAA     (b)     122      125,037
    Resolution Trust Corp. 92-C3, B 9.05%, '23                                         AA     (b)     192      197,662
    Resolution Trust Corp. 93-C1, B 8.75%, '24 (f)                                     Aa             200      205,719
    Resolution Trust Corp. 95-C1, B 6.90%, '27 (f)                                     Aa             250      250,469
    Resolution Trust Corp. 95-1 B2 7.50%, '28 (f)                                      Aa             110      111,026
    Resolution Trust Corp. 95-2, C1 7.45%, '29                                        Baa             124      124,417
    Structured Asset Securities Corp. 96-CFL, E 7.75%, '28                            BB+     (b)     125      124,688
                                                                                                            -----------
                                                                                                             2,324,602
                                                                                                            -----------
Paper & Forest Products                                                2.1%
    Buckeye Cellulose Corp. 8.50%, '05 (f)                                             Ba             125      124,062
                                                                                                            -----------

Telecommunications Equipment                                           3.5%
    Cablevision Systems Corp. 9.875%, '06                                              B              125      125,938
    Panamsat Sr. Note 9.75%, '00                                                       Ba              80       84,800
                                                                                                            -----------
                                                                                                               210,738
                                                                                                            -----------
TOTAL NON-CONVERTIBLE BONDS
    (Identified cost $3,291,902)                                                                             3,366,172
                                                                                                            -----------

FOREIGN NON-CONVERTIBLE BONDS                                          11.0%
Brazil                                                                 2.6%
    Tevecap SA 144A 12.625%, '04 (d)                                                   B              150      153,375
                                                                                                            -----------

Indonesia                                                              1.3%
    Asia Pulp & Paper Co. Yankee 11.75%, '05                                           Ba              75       80,438
                                                                                                            -----------

                        See Notes to Financial Statements


                                                                               3

DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                                    MOODY'S
                                                                                      BOND         PAR
                                                                                     RATING       VALUE
                                                                                   (Unaudited)    (000)         VALUE
                                                                                   -----------   ---------  ---------------
Mexico                                                                 3.5%
    Banco Nacional de Mexico Private WI 7.57%, '00 (e)                                 A-     (b)    $125     $124,696
    Grupo Televisa SA  0%, '08 (c)                                                     Ba     (b)     125       82,188
                                                                                                            -----------
                                                                                                               206,884
                                                                                                            -----------
Venezuela                                                              3.6%
    Banco Central Venezuela NMB B-P 6.625%, '05 (c)                                    Ba             250      215,312
                                                                                                            -----------

TOTAL FOREIGN NON-CONVERTIBLE BONDS
    (Identified cost $634,528)                                                                                 656,009
                                                                                                            -----------

FOREIGN GOVERNMENT SECURITIES                                          15.2%
Argentina                                                              8.1%
    Republic Of Argentina Bearer FRB 6.625%, '05 (c)                                   B              564      487,075
                                                                                                            -----------

Brazil                                                                 3.1%
    Republic of Brazil DCB-L Euro 6.563%, '12 (c)                                      B              250      185,468
                                                                                                            -----------

Mexico                                                                 4.0%
    United Mexican States Global Bond 11.50%, '26                                      Ba             225      235,856
                                                                                                            -----------

TOTAL FOREIGN GOVERNMENT SECURITIES
    (Identified cost $845,669)                                                                                 908,399
                                                                                                            -----------

MUNICIPAL BONDS                                                        13.9%
California                                                             4.7%
    Kern County Pension Obligation Taxable 7.26%, '14                                 Aaa             150      153,371
    Orange County Pension A Taxable 7.67%, '09                                        Aaa             120      128,273
                                                                                                            -----------
                                                                                                               281,644
                                                                                                            -----------
Florida                                                                4.3%
    Dade County Educational Facs. Authority 5.75%, '20                                Aaa              25       25,584
    University of Miami Exchange Revenue Taxable 7.40%, '11 (f)                       Aaa             150      155,432
    University of Miami Exchange Revenue A  Taxable 7.65%, '20                        Aaa              75       76,858
                                                                                                            -----------
                                                                                                               257,874
                                                                                                            -----------
Michigan                                                               0.8%
    Hartland Consolidated School District 5.125%, '22                                 Aaa              50       47,388
                                                                                                            -----------

Pennsylvania                                                           3.3%
    Pennsylvania Economic Development Financial Authority 9.50%, '12                   NR             200      194,794
                                                                                                            -----------

Texas                                                                  0.8%
    Texas State Turnpike Authority Dallas 5.25%, '23                                  Aaa              50       48,552
                                                                                                            -----------

TOTAL MUNICIPAL BONDS
    (Identified cost $823,870)                                                                                 830,252
                                                                                                            -----------

TOTAL LONG-TERM INVESTMENTS                                            99.6%
    (Identified cost $5,770,081)                                                                             5,942,116
                                                                                                            -----------

                        See Notes to Financial Statements


                                                                               4

DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                                                   PAR
                                                                                                  VALUE
                                                                                                  (000)       VALUE
                                                                                                 --------   ---------
SHORT-TERM OBLIGATIONS                                                 3.3%
Federal Agency Securities                                              3.3%
    Federal Home Loan Mortgage 5.70%, 12-2-96                                                      $195       $194,969


TOTAL SHORT-TERM OBLIGATIONS
    (Identified cost $194,969)                                                                                 194,969
                                                                                                            -----------

TOTAL INVESTMENTS                                                      102.9%
    (Identified cost $5,965,050)                                                                             6,137,085 (a)
    Cash and receivables, less liabilities                             -2.9%                                  (170,403)
                                                                                                            -----------
NET ASSETS                                                             100.0%                               $5,966,682
                                                                                                            ===========





(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $184,548 and gross depreciation of $17,662. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $5,970,199.
(b) As rated by Standard & Poor's, Fitch, or Duff & Phelps.
(c) Variable or step coupon bond; the interest rate shown reflects the rate currently in effect.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996, these securities amounted to a value of $681,865 or 11.4% of net assets.
(e) When issued.
(f) Segregated as collateral.




                        See Notes to Financial Statements

Diversified Income Portfolio
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 1996


Assets
Investment securities at value
       (Identified cost $5,965,050)                                $6,137,085
Cash                                                                  103,714
Receivables
       Investment securities sold                                     259,655
       Interest                                                        73,545
       Receivable from adviser                                          1,483
                                                                  ------------
          Total assets                                              6,575,482
                                                                  ------------

Liabilities
Payables
       Investment securities purchased                                570,612
       Trustees' fee                                                   11,179
       Transfer agent fee                                               1,502
       Financial agent fee                                                145
Accrued expenses                                                       25,362
                                                                  ------------
          Total liabilities                                           608,800
                                                                  ------------
Net Assets                                                         $5,966,682
                                                                  ============


Net Assets Consist of:
Capital paid in on shares of beneficial interest                   $5,723,329
Undistributed net investment income                                     3,918
Accumulated net realized gain                                          67,400
Net unrealized appreciation                                           172,035
                                                                  ------------
Net Assets                                                         $5,966,682
                                                                  ============


Shares of beneficial interest outstanding, $1 par value,
       unlimited authorization                                        594,592

Net asset value and offering price per share                           $10.03



                        See Notes to Financial Statements

Diversified Income Portfolio
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1996


Investment Income
Interest                                                               $477,668
                                                                      ----------
       Total investment income                                          477,668
                                                                      ----------

Expenses
Investment advisory fee                                                  27,273
Financial agent fee                                                       1,636
Professional                                                             25,663
Trustees                                                                 20,288
Transfer agent                                                           18,302
Registration                                                             15,251
Custodian                                                                 9,644
Printing                                                                  3,908
Miscellaneous                                                               517
                                                                      ----------
       Total expenses                                                   122,482
       Less expenses borne by investment adviser                        (87,028)
                                                                      ----------
       Net expenses                                                      35,454
                                                                      ----------

Net investment income                                                   442,214
                                                                      ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                         254,797
Net change in unrealized appreciation (depreciation) on investments     100,101
                                                                      ----------

Net gain on investments                                                 354,898
                                                                      ----------

Net increase in net assets resulting from operations                   $797,112
                                                                      ==========


                       See Notes to Financial Statements

Diversified Income Portfolio
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                    Year Ended                 Year Ended
                                                                                November 30, 1996          November 30, 1995
                                                                              -----------------------    -----------------------
From Operations
       Net investment income                                                          $442,214                   $191,180
       Net realized gain (loss)                                                        254,797                   (129,893)
       Net change in unrealized appreciation (depreciation)                            100,101                    230,771
                                                                                    -----------                -----------
       Increase in net assets resulting from operations                                797,112                    292,058
                                                                                    -----------                -----------

From Distributions to Shareholders
       Net investment income                                                          (451,539)                  (192,506)
                                                                                    -----------                -----------
       Decrease in net assets from distributions to shareholders                      (451,539)                  (192,506)
                                                                                    -----------                -----------

From Share Transactions
       Proceeds from sales of shares (0 and 532,482, respectively)                           -                  5,000,000
       Net asset value of shares issued from reinvestment of distributions
          (47,353 and 20,765 shares, respectively)                                     451,539                    192,501
       Cost of shares repurchased
          (1 and 204,479 shares, respectively)                                              (5)                (1,902,635)
                                                                                    -----------                -----------
       Increase in net assets from share transactions                                  451,534                  3,289,866
                                                                                    -----------                -----------
       Net increase in net assets                                                      797,107                  3,389,418
Net Assets
       Beginning of period                                                           5,169,575                  1,780,157
                                                                                    -----------                -----------
       End of period (including undistributed net investment income
          of $3,918 and $10,398, respectively)                                      $5,966,682                 $5,169,575
                                                                                    ===========                ===========




                        See Notes to Financial Statements

Diversified Income Portfolio
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)

                                                                                                           From
                                                    Year               Year               Year           Inception
                                                   Ended              Ended              Ended           4/1/93 to
                                              November 30, 1996   November 30, 1995  November 30, 1994    11/30/93
                                              -----------------   -----------------  -----------------    --------
Net asset value, beginning of period                 $ 9.45          $ 8.97          $  10.12          $ 10.00
Income from investment operations
     Net investment income                             0.78(1)         0.91(1)           0.63(1)          0.40(1)
     Net realized and unrealized gain (loss)           0.59            0.51             (1.13)            0.12

         Total from investment operations              1.37            1.42             (0.50)            0.52
                                                     ------         ------             ------           ------

Less distributions
     Dividends from net investment income             (0.79)          (0.94)            (0.59)           (0.40)
     Distributions from net realized gains            --              --                (0.06)           --
                                                     ------         ------             ------           ------
         Total distributions                          (0.79)          (0.94)            (0.65)           (0.40)
                                                     ------         ------             ------           ------

Change in net asset value                              0.58            0.48             (1.15)            0.12
                                                     ------         ------             ------           ------
Net asset value, end of period                       $10.03          $ 9.45          $   8.97          $ 10.12
                                                     ======          ======          ========          =======

Total return                                          15.32%         16.65%             -5.26%            5.35%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)                $5,967         $5,170             $1,780           $1,989
Ratio to average net assets of:
     Operating expenses                                0.65%          0.65%              0.65%            0.65%(2)
     Net investment income                             8.11%          7.60%              6.64%            6.13%(2)
Portfolio turnover                                      231%           618%               124%             183%(2)


  (1)Includes reimbursement of operating expenses by investment adviser of $0.15, $0.40, $0.34 and $0.35, respectively.
  (2)Annualized
  (3)Not annualized




                       See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

     The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, the Trust consists of seven Portfolios: Endowment Equity Portfolio, Diversified Income Portfolio, Tax-Exempt Bond Portfolio, International Portfolio, Mid Cap Portfolio (formerly Capital Appreciation Portfolio), Emerging Markets Bond Portfolio and Real Estate Securities Portfolio. This report only covers the Diversified Income Portfolio (the "Portfolio"). The Portfolio's investment objective is to achieve current income through investment primarily in publicly-traded, investment quality debt securities.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

     Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. The Portfolio does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. Security lending:

     The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1996, the Diversified Income Portfolio had no security loans outstanding.

D. Income taxes:

     Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

E. Distributions to shareholders:

     Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1996 (Continued)

F. When-Issued and delayed delivery transactions:

     Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolio records when- issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") is entitled to a fee, based on an annual rate of 0.50% of the average daily net assets of the Diversified Income Portfolio. The Adviser has agreed to reimburse the Diversified Income Portfolio to the extent that expenses exceed 0.65% of the average daily net assets.

     As Financial Agent to the Trust and to each Portfolio, Phoenix Equity Planning Corporation ("PEPCO"), receives a fee at an annual rate of 0.03% of the average daily net assets for bookkeeping, administrative and pricing services.

     PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1996, transfer agent fees were $18,302 which were all paid to State Street.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended November 30, 1996 (excluding U.S. Government securities and short-term securities) were $7,086,347 and $6,702,415, respectively.

     Purchases and sales of U.S. Government securities during the year ended November 30, 1996 were $5,688,668 and $5,649,135, respectively.

4. OTHER

     As of November 30, 1996, all shares of the Diversified Income Portfolio are owned by PHL.

5. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Portfolio has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1996, the Portfolio has increased undistributed net investment income by $2,845, and decreased accumulated net realized gains by $2,845.

6. CAPITAL LOSS CARRYOVERS

     For the year ended November 30, 1996, the Portfolio was able to utilize losses deferred in the prior year against current year capital gains in the amount of $166,897.

7. PRIVATE PLACEMENTS

     At November 30, 1996, the Portfolio held the following security which was a private placement and represented 2.1% (at market value) of the net assets of the Portfolio:

     Security                                Acquisition Date      Cost
     Banco Nacional de Mexico, 7.57%, `00    11/18/96              $124,995

The Portfolio will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.


This report is not authorized for distribution to prospective investors in the Phoenix Diversified Income Portfolio unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

REPORT OF INDEPENDENT ACCOUNTANTS


[LOGOTYPE] Price Waterhouse LLP

To the Trustees and Shareholders of
Phoenix Diversified Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Diversified Income Portfolio (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




Boston, Massachusetts
January 15, 1997

PHOENIX DIVERSIFIED INCOME PORTFOLIO
101 Munson Street
Greenfield, MA  01301

Trustees                                                      Principal Underwriter
C. Duane Blinn                                                Phoenix Equity Planning Corporation
Robert Chesek                                                 100 Bright Meadow Boulevard
E. Virgil Conway                                              P. O. Box 2200
Harry Dalzell-Payne                                           Enfield, CT  06083-2200
Francis E. Jeffries
Leroy Keith, Jr.                                              Custodian
Philip R. McLoughlin                                          State Street Bank and Trust Company
Everett L. Morris                                             P. O. Box 351
James M. Oates                                                Boston, MA  02101
Calvin J. Pedersen
Philip R. Reynolds                                            Transfer Agent
Herbert Roth, Jr.                                             Phoenix Equity Planning Corporation
Richard E. Segerson                                           100 Bright Meadow Boulevard
Lowell P. Weicker, Jr.                                        P. O. Box 2200
                                                              Enfield, CT  06083-2200
Officers
Philip R. McLoughlin, President                               Legal Counsel
Michael E. Haylon, Executive Vice President                   Jorden, Burt, Berenson & Johnson LLP
David R. Pepin, Executive Vice President                      Suite 400 East
William J. Newman, Senior Vice President                      1025 Thomas Jefferson Street, N.W.
David L. Albrycht, Vice President                             Washington, D.C.  20007-0805
Curtiss O. Barrows, Vice President
Matthew Considine, Vice President                             Independent Accountants
Jeanne H. Dorey, Vice President                               Price Waterhouse LLP
Timothy M. Heaney, Vice President                             160 Federal Street
William E. Keen III, Vice President                           Boston, MA  02110
Peter S. Lannigan, Vice President
David Lui, Vice President
Thomas S. Melvin, Jr., Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT  06115-0480
